Exhibit 25.2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification no.)

1 COLUMBUS CIRCLE NEW YORK, NEW YORK	10019
(Address of principal executive offices)	(Zip Code)

Deutsche Bank Trust Company Americas

1 Columbus Circle

New York, New York 10019

(212) 250 – 2500

(Name, address and telephone number of agent for service)

GlaxoSmithKline Capital Inc.

(Exact name of Obligor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

51-0332587

(I.R.S. Employer Identification No.)

1100 North Market Street, 4th Floor, Suite 4056

Wilmington, Delaware 19890

+1 (302) 651-8319

(Address and telephone number of Obligor’s principal executive offices)

GUARANTEED DEBT SECURITIES OF GLAXOSMITHKLINE CAPITAL INC.

GUARANTEE OF GSK PLC IN CONNECTION WITH GUARANTEED DEBT SECURITIES OF GLAXOSMITHKLINE CAPITAL INC.

(Title of the Indenture securities)

Item 1.	General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

NA

Item 3. -15.	Not Applicable

Item 16.	List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 31, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 18, 1998;Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 14, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	A copy of existing By-Laws of Deutsche Bank Trust Company Americas, dated March 2, 2023 (see attached).

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 20th day of March, 2024.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Irina Golovashchuk
	Name:	Irina Golovashchuk
	Title:	Vice President

Exhibit 4

AMENDED AND RESTATED

BY-LAWS

OF

DEUTSCHE BANK TRUST COMPANY AMERICAS

ARTICLE I

STOCKHOLDERS

Section 1.01. Annual Meeting. The annual meeting of the stockholders of Deutsche Bank Trust Company Americas (the “Company”) shall be held in the City of New York within the State of New York within the first four months of the Company’s fiscal year, on such date and at such time and place as the board of directors of the Company (“Board of Directors” or “Board”) may designate in the call or in a waiver of notice thereof, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.

Section 1.02. Special Meetings. Special meetings of the stockholders of the Company may be called by the Board of Directors or by the President, and shall be called by the President or by the Secretary upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of stock of the Company issued and outstanding and entitled to vote, at such times. If for a period of thirteen months after the last annual meeting, there is a failure to elect a sufficient number of directors to conduct the business of the Company, the Board of Directors shall call a special meeting for the election of directors within two weeks after the expiration of such period; otherwise, holders of record of ten percent (10%) of the shares of stock of the Company entitled to vote in an election of directors may, in writing, demand the call of a special meeting at the office of the Company for the election of directors, specifying the date and month thereof, but not less than two nor more than three months from the date of such call. At any such special meeting called on demand of stockholders, the stockholders attending, in person or by proxy, and entitled to vote in an election of directors shall constitute a quorum for the purpose of electing directors, but not for the transaction of any other business.

Section 1.03. Notice of Meetings. Notice of the time, place and purpose of every meeting of stockholders shall be delivered personally or mailed not less than 10 nor more than 50 days before the date of such meeting (or any other action) to each stockholder of record entitled to vote, at his post office address appearing upon the records of the Company or at such other address as shall be furnished in writing by him to the Secretary of the Company for such purpose. Such further notice shall be given as may be required by law or by these By-Laws. Any meeting may be held without notice if all stockholders entitled to vote are present in person or by proxy, or if notice is waived in writing, either before or after the meeting, by those not present.

Section 1.04. Quorum. The holders of record of at least a majority of the shares of the stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall, except as otherwise provided by law, by the Company’s Organization Certificate or by these By-Laws, constitute a quorum at all meetings of the stockholders; if there be no such quorum, the holders of a majority of such shares so present or represented may adjourn the meeting from time to time until a quorum shall have been obtained.

Section 1.05. Organization of Meetings. Meetings of the stockholders shall be presided over by the Chairman of the Board or, if he is not present, by the President or, if he is not present, by a chairman to be chosen at the meeting. The Secretary of the Company, or in his absence an Assistant Secretary, shall act as secretary of the meeting, if present.

Section 1.06. Voting. At each meeting of stockholders, except as otherwise provided by statute, the Company’s Organization Certificate or these By-Laws, every holder of record of stock entitled to vote shall be entitled to one vote in person or by proxy for each share of such stock standing in his name on the records of the Company. Elections of directors shall be determined by a plurality of the votes cast thereat and, except as otherwise provided by statute, the Company’s Organization Certificate or these By-Laws, all other action shall be determined by a majority of the votes cast at such meeting.

At all elections of directors, the voting shall be by ballot or in such other manner as may be determined by the stockholders present in person or by proxy entitled to vote at such election.

Section 1.07. Action by Consent. Except as may otherwise be provided in the Company’s Organization Certificate, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote if, prior to such action, a written consent or consents thereto, setting forth such action, is signed by all the holders of record of shares of the stock of the Company, issued and outstanding and entitled to vote thereon, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE II

DIRECTORS

Section 2.01. Chairman of the Board. Following the election of the Board of Directors at each annual meeting, the elected Board shall appoint one of its members as Chairman. The Chairman of the Board shall preside at all meetings of the Board of Directors and of the stockholders, and he shall perform such other duties and have such other powers as from time to time may be prescribed by the Board of Directors.

Section 2.02. Lead Independent Director. Following the election of the Board of Directors at each annual meeting, the elected Board may appoint one of its independent members as its Lead Independent Director. When the Chairman of the Board is not present at a meeting of the Board of Directors, the Lead Independent Director, if there be one, shall preside.

Section 2.03. Director Emeritus. The Board of Directors may from time to time elect one or more Directors Emeritus. Each Director Emeritus shall be elected for a term expiring on the date of the regular meeting of the Board of Directors following the next annual meeting. No Director Emeritus shall be considered a “director” for purposes of these By-Laws or for any other purpose.

Section 2.04. Powers, Number, Quorum, Term, Vacancies, Removal. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Company and do all such lawful acts and things as are not by statute or by the Company’s Organization Certificate or by these By-Laws required to be exercised or done by the stockholders.

The number of directors may be changed by a resolution passed by a majority of the members of the Board of Directors or by a vote of the holders of record of at least a majority of the shares of stock of the Company issued and outstanding and entitled to vote, but at all times the Board of Directors must consist of not less than seven nor more than thirty directors. No more than one-third of the directors shall be active officers or employees of the Company. At least one-half of the directors must be citizens of the United States at the time of their election and during their continuance in office.

Except as otherwise required by law, rule or regulation, or by the Company’s Organization Certificate, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors, or such committee, as applicable. Any one or more members of the Board may participate in a meeting of the Board by means of a conference telephone or video, or other similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting. Whether or not a quorum shall be present at any meeting of the Board of Directors or a committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time; notice of the adjourned meeting shall be given to the directors who were not present at the time of the adjournment, but if the time and place of the adjourned meeting are announced, no additional notice shall be required to be given to the directors present at the time of adjournment.

Directors shall hold office until the next annual election and until their successors shall have been elected and shall have qualified. Director vacancies not exceeding one-third of the whole number of the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, and the directors so elected shall hold office for the balance of the unexpired term.

Any one or more of the directors of the Company may be removed either with or without cause at any time by a vote of the holders of record of at least a majority of the shares of stock of the Company, issued and outstanding and entitled to vote, and thereupon the term of the director or directors who shall have been so removed shall forthwith terminate and there shall be a vacancy or vacancies in the Board of Directors, to be filled by a vote of the stockholders as provided in these By-Laws.

Section 2.05. Meetings, Notice. Meetings of the Board of Directors shall be held at such place either within or without the State of New York, as may from time to time be fixed by resolution of the Board, or as may be specified in the call or in a waiver of notice thereof. Regular meetings of the Board of Directors and its Executive Committee shall be held as often as may be required under applicable law, and special meetings may be held at any time upon the call of two directors, the Chairman of the Board or the President, by oral, telegraphic or written notice duly served on or sent or mailed to each director not less than two days before such meeting. Any meeting may be held without notice, if all directors are present, or if notice is waived in writing, either before or after the meeting, by those not present.

Section 2.06. Compensation. The Board of Directors may determine, from time to time, the amount of compensation, which shall be paid to its members. The Board of Directors shall also have power, in its discretion, to allow a fixed sum and expenses for attendance at each regular or special meeting of the Board, or of any committee of the Board. The Board of Directors shall also have power, in its discretion, to provide for and pay to directors rendering services to the Company not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.

ARTICLE III

COMMITTEES

Section 3.01. Executive Committee. There shall be an Executive Committee of the Board who shall be appointed annually by resolution adopted by the majority of the entire Board of Directors. The Chairman of the Board shall preside at meetings of the Executive Committee. In his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, such other member of the Executive Committee as the Executive Committee from time to time may designate shall preside at such meetings.

Section 3.02. Audit and Fiduciary Committee. There shall be an Audit and Fiduciary Committee appointed annually by resolution adopted by a majority of the entire Board of Directors which shall consist of such number of independent directors, as may from time to time be fixed by the Audit and Fiduciary Committee charter adopted by the Board of Directors.

Section 3.03. Other Committees. The Board of Directors shall have the power to appoint any other Committees as may seem necessary, and from time to time to suspend or continue the powers and duties of such Committees. Each Committee appointed pursuant to this Article shall serve at the pleasure of the Board of Directors.

Section 3.04. Limitations. No committee shall have the authority as to the following matters: (i) the submission to stockholders of any action that needs stockholders’ authorization under New York Banking Law; (ii) the filling of vacancies in the Board of Directors or in any such committee; (iii) the fixing of compensation of the directors for serving on the Board of Directors or on any committee; (iv) the amendment or repeal of these By-Laws, or the adoption of new by-laws; (v) the amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amendable or repealable; or (vi) the taking of action which is expressly required by any provision of New York Banking Law to be taken at a meeting of the Board of Directors or by a specified proportion of the directors.

ARTICLE IV

OFFICERS

Section 4.01. Titles and Election. The officers of the Company, who shall be chosen by the Board of Directors within twenty-five days after each annual meeting of stockholders, shall be a President, Chief Executive Officer, Chief Risk Officer, Chief Financial Officer, Treasurer, Secretary, and a General Auditor. The Board of Directors from time to time may elect one or more Managing Directors, Directors, Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers and agents as it shall deem necessary, and may define their powers and duties. Any number of offices may be held by the same person, except the offices of President and Secretary.

Section 4.02. Terms of Office. Each officer shall hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified.

Section 4.03. Removal. Any officer may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the Board of Directors.

Section 4.04. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the Secretary. Such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.05. Vacancies. If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the Board of Directors may choose a successor, who shall hold office for the unexpired term in respect of which such vacancy occurred.

Section 4.06. President. The President shall have general authority to exercise all the powers necessary for the President of the Company. In the absence of the Chairman and the Lead Independent Director, the President shall preside at all meetings of the Board of Directors and of the stockholders. The President shall have the power to execute bonds, mortgages and other contracts, agreements and instruments of the Company, and he shall perform such other duties and have such other powers as may be incident to the office of the president of a corporation and as from time to time may otherwise be prescribed by the Board of Directors.

Section 4.07. Chief Executive Officer. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Company. The Chief Executive Officer shall exercise the powers and perform the duties usual to the chief executive officer and, subject to the control of the Board of Directors, shall have general management and control of the affairs and business of the Company; he shall appoint and discharge employees and agents of the Company (other than officers elected by the Board of Directors); he shall see that all orders and resolutions of the Board of Directors are carried into effect; he shall have the power to execute bonds, mortgages and other contracts, agreements and instruments of the Company, and he shall perform such other duties and have such other powers as may be incident to the office of the chief executive officer of a corporation and as from time to time may otherwise be prescribed by the Board of Directors.

Section 4.08. Chief Risk Officer. The Chief Risk Officer shall have the responsibility for the risk management and monitoring of the Company. The Chief Risk Officer shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments of the Company, and he shall perform such other duties and have such other powers as may be incident to his office and as from time to time may otherwise be prescribed by the Board of Directors.

Section 4.09. Chief Financial Officer. The Chief Financial Officer shall have the responsibility for reporting to the Board of Directors on the financial condition of the Company, preparing and submitting all financial reports required by applicable law, and preparing annual financial statements of the Company and coordinating with qualified third party auditors to ensure such financial statements are audited in accordance with applicable law.

Section 4.10. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys, and other valuable effects in the name and to the credit of the Company, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the directors whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Company.

Section 4.11. Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of proceedings in records or books to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors and shall perform such other duties and have such other powers as may be incident to the office of the secretary of a corporation and as from time to time may otherwise be prescribed by the Board of Directors. The Secretary shall have and be the custodian of the stock records and all other books, records and papers of the Company (other than financial) and shall see that all books, reports, statements, certificates and other documents and records required by law are properly kept and filed.

Section 4.12. General Auditor. The General Auditor shall be responsible, through the Audit and Fiduciary Committee, to the Board of Directors for the determination of the program of the internal audit function and the evaluation of the adequacy of the system of internal controls. Subject to the Board of Directors, the General Auditor shall have and may exercise all the powers and shall perform all the duties usual to such office and shall have such other powers as may be prescribed or assigned to him from time to time by the Board of Directors or vested in him by law or by these By-Laws. He shall perform such other duties and shall make such investigations, examinations and reports as may be prescribed or required by the Audit and Fiduciary Committee. The General Auditor shall have unrestricted access to all records and premises of the Company and shall delegate such authority to his subordinates. He shall have the duty to report to the Audit and Fiduciary Committee on all matters concerning the internal audit program and the adequacy of the system of internal controls of the Company which he deems advisable or which the Audit and Fiduciary Committee may request.

Section 4.13. Managing Directors, Directors and Vice Presidents. If chosen, the Managing Directors, Directors and Vice Presidents, in the order of their seniority, shall, in the absence or disability of the President, exercise all of the powers and duties of the President. Such Managing Directors, Directors and Vice Presidents shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments of the Company, and they shall perform such other duties and have such other powers as may be incident to their respective offices and as from time to time may be prescribed by the Board of Directors or the President.

Section 4.14. Duties of Officers may be Delegated. In case of the absence or disability of any officer of the Company, or for any other reason that the Board may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

Section 5.01. Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Company. Subject to the other provisions of this Article V, and subject to applicable law, the Company shall indemnify any person made or threatened to be made a party to an action or proceeding (other than one by or in the right of the Company to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company served in any capacity at the request of the Company, by reason of the fact that such person, his or her testator or intestate, was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company, and had no reasonable cause to believe that such person’s conduct was unlawful.

Section 5.02. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Company. Subject to the other provisions of this Article V, and subject to applicable law, the Company shall indemnify any person made, or threatened to be made, a party to an action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person, his or her testator or intestate, is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by such person in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company, except that no indemnification under this Section 5.02 shall be made in respect of (a) a threatened action, or a pending action which is settled or otherwise disposed of, or (b) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

Section 5.03. Authorization of Indemnification. Any indemnification under this Article V (unless ordered by a court) shall be made by the Company only if authorized in the specific case (i) by the Board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be; or (ii) if a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, (x) by the Board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be, has been met by such director or officer; or (y) by the stockholders upon a finding that the director or officer has met the applicable standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be. A person who has been successful on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Sections 5.01 or 5.02, shall be entitled to indemnification as authorized in such section.

Section 5.04. Good Faith Defined. For purposes of any determination under Section 5.03, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, or to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Company or another enterprise, or on information supplied to such person by the officers of the Company or another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The provisions of this Section 5.04 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 5.01 or Section 5.02, as the case may be.

Section 5.05. Serving an Employee Benefit Plan on behalf of the Company. For the purpose of this Article V, the Company shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Company also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

Section 5.06. Indemnification upon Application to a Court. Notwithstanding the failure of the Company to provide indemnification and despite any contrary resolution of the Board or stockholders under Section 5.03, or in the event that no determination has been made within ninety days after receipt of the Company of a written claim therefor, upon application to a court by a director or officer, indemnification shall be awarded by a court to the extent authorized in Section 5.01 or Section 5.02. Such application shall be upon notice to the Company. Neither a contrary determination in the specific case under Section 5.03 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct.

Section 5.07. Expenses Payable in Advance. Subject to the other provisions of this Article V, and subject to applicable law, expenses incurred in defending a civil or criminal action or proceeding may be paid by the Company in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount (i) if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this Article V, (ii) where indemnification is granted, to the extent expenses so advanced by the Company or allowed by a court exceed the indemnification to which such person is entitled and (iii) upon such other terms and conditions, if any, as the Company deems appropriate. Any such advancement of expenses shall be made in the sole and absolute discretion of the Company only as authorized in the specific case upon a determination made, with respect to a person who is a director or officer at the time of such determination, (i) by the Board acting by a quorum consisting of directors who are not parties to such action or proceeding, or (ii) if a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (x) by the Board upon the opinion in writing of independent legal counsel or (y) by the stockholders and, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Company. Without limiting the foregoing, the Company reserves the right in its sole and absolute discretion to revoke at any time any approval previously granted in respect of any such request for the advancement of expenses or to, in its sole and absolute discretion, impose limits or conditions in respect of any such approval.

Section 5.08. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses granted pursuant to, or provided by, this Article V shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled whether contained in the Company’s Organization Certificate, these By-Laws or, when authorized by the Organization Certificate or these By-Laws, (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this Article V shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 5.09. Insurance. Subject to the other provisions of this Article V, the Company may purchase and maintain insurance (in a single contract or supplement thereto, but not in a retrospective rated contract): (i) to indemnify the Company for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this Article V, (ii) to indemnify directors and officers in instances in which they may be indemnified by the Company under the provisions of this Article V and applicable law, and (iii) to indemnify directors and officers in instances in which they may not otherwise be indemnified by the Company under the provisions of this Article V, provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the New York Superintendent of Financial Services, for a retention amount and for co-insurance. Notwithstanding the foregoing, any such insurance shall be subject to the provisions of, and the Company shall comply with the requirements set forth in, Section 7023 of the New York State Banking Law.

Section 5.10. Limitations on Indemnification and Insurance. All indemnification and insurance provisions contained in this Article V are subject to any limitations and prohibitions under applicable law, including but not limited to Section 7022 (with respect to indemnification, advancement or allowance) and Section 7023 (with respect to insurance) of the New York State Banking Law and the Federal Deposit Insurance Act (with respect to administrative proceedings or civil actions initiated by any federal banking agency). Notwithstanding anything contained in this Article V to the contrary, no indemnification, advancement or allowance shall be made (i) to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or (ii) in any circumstance where it appears (a) that the indemnification would be inconsistent with a provision of the Company’s Organization Certificate, these By-Laws, a resolution of the Board or of the stockholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (b) if there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

Notwithstanding anything contained in this Article V to the contrary, but subject to any requirements of applicable law, (i) except for proceedings to enforce rights to indemnification (which shall be governed by Section 5.06), the Company shall not be obligated to indemnify any director or officer (or his testators intestate) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company, (ii) with respect to indemnification or advancement of expenses relating to attorneys’ fees under this Article V, counsel for the present or former director or officer must be reasonably acceptable to the Company (and the Company may, in its sole and absolute discretion, establish a panel of approved law firms for such purpose, out of which the present or former director or officer could be required to select an approved law firm to represent him), (iii) indemnification in respect of amounts paid in settlement shall be subject to the prior consent of the Company (not to be unreasonably withheld), (iv) any and all obligations of the Corporation under this Article V shall be subject to applicable law, (v) in no event shall any payments pursuant to this Article V be made if duplicative of any indemnification or advancement of expenses or other reimbursement available to the applicable director or officer (other than for coverage maintained by such person in his individual capacity), and (vi) no indemnification or advancement of expenses shall be provided under these By-Laws to any person in respect of any expenses, judgments, fines or amounts paid in settlement to the extent incurred by such person in his capacity or position with another entity (including, without limitation, an entity that is a stockholder of the Company or any of the branches or affiliates of such stockholder), except as expressly provided in these By-Laws in respect of such person’s capacity and position as a director or officer of the Company or such person is a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Section 5.11. Indemnification of Other Persons. The Company may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses (whether pursuant to an adoption of a policy or otherwise) to employees and agents of the Company (whether similar to those conferred in this Article V upon directors and officers of the Company or on other terms and conditions authorized from time to time by the Board of Directors), as well as to employees of direct and indirect subsidiaries of the Company and to other persons (or categories of persons) approved from time to time by the Board of Directors.

Section 5.12. Repeal. Any repeal or modification of this Article V shall not adversely affect any rights to indemnification and to the advancement of expenses of a director, officer, employee or agent of the Company existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE VI

CAPITAL STOCK

Section 6.01. Certificates. The interest of each stockholder of the Company shall be evidenced by certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock shall be signed by the Chairman of the Board or the President or a Managing Director or a Director or a Vice President and by the Secretary, or the Treasurer, or an Assistant Secretary, or an Assistant Treasurer, sealed with the seal of the Company or a facsimile thereof, and countersigned and registered in such manner, if any, as the Board of Directors may by resolution prescribe. Where any such certificate is countersigned by a transfer agent other than the Company or its employee, or registered by a registrar other than the Company or its employee, the signature of any such officer may be a facsimile signature. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Company, whether because of death, resignation, retirement, disqualification, removal or otherwise, before such certificate or certificates shall have been delivered by the Company, such certificate or certificates may nevertheless be adopted by the Company and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Company.

Section 6.02. Transfer. The shares of stock of the Company shall be transferred only upon the books of the Company by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Company or its agents may reasonably require.

Section 6.03. Record Dates. The Board of Directors may fix in advance a date, not less than 10 nor more than 50 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the distribution or allotment of any rights, or the date when any change, conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to receive any distribution or allotment of such rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such distribution or allotment or rights or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Company after any such record date fixed as aforesaid.

Section 6.04. Lost Certificates. In the event that any certificate of stock is lost, stolen, destroyed or mutilated, the Board of Directors may authorize the issuance of a new certificate of the same tenor and for the same number of shares in lieu thereof. The Board may in its discretion, before the issuance of such new certificate, require the owner of the lost, stolen, destroyed or mutilated certificate or the legal representative of the owner to make an affidavit or affirmation setting forth such facts as to the loss, destruction or mutilation as it deems necessary and to give the Company a bond in such reasonable sum as it directs to indemnify the Company.

ARTICLE VII

CHECKS, NOTES, ETC.

Section 7.01. Checks, Notes, Etc. All checks and drafts on the Company’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, may be signed by the President or any Managing Director or any Director or any Vice President and may also be signed by such other officer or officers, agent or agents, as shall be thereunto authorized from time to time by the Board of Directors.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01. Fiscal Year. The fiscal year of the Company shall be from January 1 to December 31, unless changed by the Board of Directors.

Section 8.02. Books. There shall be kept at such office of the Company as the Board of Directors shall determine, within or without the State of New York, correct books and records of account of all its business and transactions, minutes of the proceedings of its stockholders, Board of Directors and committees, and the stock book, containing the names and addresses of the stockholders, the number of shares held by them, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.

Section 8.03. Voting of Stock. Unless otherwise specifically authorized by the Board of Directors, all stock owned by the Company, other than stock of the Company, shall be voted, in person or by proxy, by the President or any Managing Director or any Director or any Vice President of the Company on behalf of the Company.

ARTICLE IX

AMENDMENTS

Section 9.01. Amendments. The vote of the holders of at least a majority of the shares of stock of the Company issued and outstanding and entitled to vote shall be necessary at any meeting of stockholders to amend or repeal these By-Laws or to adopt new by-laws. These By-Laws may also be amended or repealed, or new by-laws adopted, at any meeting of the Board of Directors by the vote of at least a majority of the entire Board, provided that any by-law adopted by the Board may be amended or repealed by the stockholders in the manner set forth above.

Any proposal to amend or repeal these By-Laws or to adopt new by-laws shall be stated in the notice of the meeting of the Board of Directors or the stockholders or in the waiver of notice thereof, as the case may be, unless all of the directors or the holders of record of all of the shares of stock of the Company issued and outstanding and entitled to vote are present at such meeting.

Exhibit 7

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

Board of Governors of the Federal Reserve System
Federal Deposit Insurance Corporation
Office of the Comptroller of the Currency

OMB Number 7100-0036
OMB Number 3064-0052
OMB Number 1557-0081
Approval expires August 31, 2026
Page 1 of 86

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only—FFIEC 041

Report at the close of business December 31, 2023

20231231
(RCON 9999)

This report is required by law: 12 U.S.C. § 324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations).

Unless the context indicates otherwise, the term "bank" in this report form refers to both banks and savings associations.

This report form is to be filed by banks with domestic offices only and total consolidated assets of less than $100 billion, except those banks that file the FFIEC 051, and those banks that are advanced approaches institutions for regulatory capital purposes that are required to file the FFIEC 031.

NOTE: Each bank's board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state nonmember banks and three directors for state member banks, national banks, and savings associations.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Signature of Chief Financial Officer (or Equivalent)

01/30/2024
Date of Signature

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a) Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC's Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or
(b) Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank's data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at cdr.help@cdr.ffiec.gov.

FDIC Certificate Number 623
(RSSD 9050)

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank's completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank's hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC's sample report forms, but should show at least the caption of each Call Report item and the reported amount.

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank (RSSD 9017)

New York
City (RSSD 9130)

NY
State Abbreviation (RSSD 9200)

10019
Zip Code (RSSD 9220)

Legal Entity Identifier (LEI)
8EWQ2UQKS07AKK8ANH81
(Report only if your institution already has an LEI.) (RCON 9224)

The estimated average burden associated with this information collection is 54.60 hours per respondent and is expected to vary by institution, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

12/2023

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 2 of 86 Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only Table of Contents Signature Page...................................................................................................................................................................1 Contact Information.................................................................................................... 3, 4 Report of Income Schedule RI—Income Statement........................................RI-1, 2, 3, 4 Schedule RI-A—Changes in Bank Equity Capital......................RI-5 Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowances for Credit Losses Part I. Charge-offs and Recoveries on Loans and Leases............................................................................................RI-6, 7 Part II. Changes in Allowances for Credit Losses..................RI-8 Schedule RI-C—Disaggregated Data on the Allowance for Loan and Lease Losses (to be completed only by selected banks) Part I. Disaggregated Data on the Allowance for Loan and Lease Losses......................................................................................RI-9 Part II. Disaggregated Data on the Allowances for Credit Losses..........................................................................................RI-10 Schedule RI-E—Explanations..............................................................................................RI-11, 12 Report of Condition Schedule RC—Balance Sheet.......................................................................................................RC-1, 2 Schedule RC-A—Cash and Balances Due from Depository Institutions (to be completed only by selected banks)...........................RC-3 Schedule RC-B—Securities.............................................RC-3, 4, 5, 6, 7 Schedule RC-C—Loans and Lease Financing Receivables: Part I. Loans and Leases........................RC-8, 9, 10, 11, 12, 13 Part II. Loans to Small Businesses and Small Farms................................................................. RC-14,15 Schedule RC-D—Trading Assets and Liabilities (to be completed only by selected banks)...............................................................................……...............RC-16 Schedule RC-E—Deposit Liabilities ............................... .................................................... RC-17, 18, 19 Schedule RC-F—Other Assets.................................................................................RC-20 Schedule RC-G—Other Liabilities..........................................................................................................................RC-20 Schedule RC-K—Quarterly Averages.......................................................................................................................RC-21, 22 Schedule RC-L—Derivatives and Off-Balance-Sheet Items...................................................RC-23, 24, 25, 26 Schedule RC-M—Memoranda.............................................RC-27, 28, 29 Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets.....................RC-30, 31, 32, 33, 34 Schedule RC-O—Other Data for Deposit Insurance Assessments..................RC-35, 36, 37, 38, 39, 40 Schedule RC-P—1–4 Family Residential Mortgage Banking Activities (to be completed only by selected banks)........................................................................................................................................................................RC-41 Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis (to be completed only by selected banks)..........................................................................................................RC-42, 43, 44 Schedule RC-R—Regulatory Capital: Part I. Regulatory Capital Components and Ratios..........................................................................................RC-45, 46, 47, 48 Part II. Risk-Weighted Assets....................................RC-49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62 Schedule RC-S—Servicing, Securitization, and Asset Sale Activities.................................................RC-63, 64 Schedule RC-T—Fiduciary and Related Services..........................................................RC-65, 66, 67, 68 Schedule RC-V—Variable Interest Entities ....................RC-69 Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income..........................................................................RC-70 For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 3 of 86 Contact Information for the Reports of Condition and Income To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank —other than the Chief Financial Officer (or equivalent) — to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public. Chief Financial Officer (or Equivalent) Other Person to Whom Questions about the Signing the Reports Reports Should be Directed Mona Nag Scott Iacono Name (TEXT C490) Name (TEXT C495) CFO Director Title (TEXT C491) Title (TEXT C496) mona.nag@db.com Scott.Iacono@db.com E-mail Address (TEXT C492) E-mail Address (TEXT 4086) 212-250-0302 212-250-8948 Area Code / Phone Number / Extension (TEXT C493) Area Code / Phone Number / Extension (TEXT 8902) 212-797-5376 212-797-5376 Area Code / FAX Number (TEXT C494) Area Code / FAX Number (TEXT 9116) Chief Executive Officer Contact Information This information is being requested so the Agencies can distribute notifications about policy initiatives, deposit insurance assessments, and other matters directly to the Chief Executive Officers of reporting institutions. Notifications about other matters may include emergency notifications that may or may not also be sent to the institution’s emergency contacts listed below. Please provide contact information for the Chief Executive Officer of the reporting institution. Enter “none” for the Chief Executive Officer’s e-mail address or fax number if not available. Chief Executive Officer contact information is for the confidential use of the Agencies and will not be released to the public. Chief Executive Officer Arjun Nagarkatti 442075450031 Name (TEXT FT42) Area Code / Phone Number / Extension (TEXT FT43) arjun.nagarkatti@db.com 212-797-4932 E-mail Address (TEXT FT44) Area Code / FAX Number (TEXT FT45) Emergency Contact Information This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public. Primary Contact Secondary Contact Arjun Nagarkatti Michael Connolly Name (TEXT C366) Name (TEXT C371) Managing Director Managing Director Title (TEXT C367) Title (TEXT C372) Arjun.Nagarkatti@db.com Michael.Connolly@db.com E-mail Address (TEXT C368) E-mail Address (TEXT C373) 442075450031 212-250-1483 Area Code / Phone Number / Extension (TEXT C369) Area Code / Phone Number / Extension (TEXT C374) 212-797-4932 212-797-4932 Area Code / FAX Number (TEXT C370) Area Code / FAX Number (TEXT C375) 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 4 of 86 USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money-laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.). Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public. Primary Contact Secondary Contact Paul Khareyn Joe Evans Name (TEXT C437) Name (TEXT C442) Director Managing Director Title (TEXT C438) Title (TEXT C443) Paul.Khareyn@db.com Joe.Evans@db.com E-mail Address (TEXT C439) E-mail Address (TEXT C444) 212-250-6774 212-250-1213 Area Code / Phone Number / Extension (TEXT C440) Area Code / Phone Number / Extension (TEXT C445) Third Contact Fourth Contact Hatton Hillin Cristian Ilut Name (TEXT C870) Name (TEXT C875) Assistant Vice President Assistant Vice President Title (TEXT C871) Title (TEXT C876) Hatton.Hillin@db.com Cristian.Ilut@db.com E-mail Address (TEXT C872) E-mail Address (TEXT C877) 904-520-5106 347-863-0715 Area Code / Phone Number / Extension (TEXT C873) Area Code / Phone Number / Extension (TEXT C878) 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 5 of 86 RI-1 Consolidated Report of Income for the period January 1, 2023–December 31, 2023 Schedule RI—Income Statement Dollar Amounts in Thousands RIAD Amount 1. Interest income: a. Interest and fee income on loans: (1) Loans secured by real estate: (a) Loans secured by 1–4 family residential properties……………………………………….............................. 4435 80,000 1.a.(1)(a) (b) All other loans secured by real estate……………………………………………………….............................. 4436 290,000 1.a.(1)(b) (2) Commercial and industrial loans…………………………………………………………………......................... 4012 122,000 1.a.(2) (3) Loans to individuals for household, family, and other personal expenditures: (a) Credit cards………………………………………………………………………………………….................... B485 0 1.a.(3)(a) (b) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)……………………………………………………………………..……………………….................. B486 21,000 1.a.(3)(b) (4) Not applicable All other loans 4058 (5) (1)…………………………………………………………............................................................ 436,000 1.a.(5) (6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))…………………........................... 4010 949,000 1.a.(6) b. Income from lease financing receivables……………………………………..………..….………............................ 4065 0 1.b. . Interest income on balances due from depository institutions 4115 c (2)……………………………………..................... 712,000 1.c. d. Interest and dividend income on securities: (1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)………………………………………………………………………………........................ B488 5,000 1.d.(1) (2) Mortgage-backed securities………………………………………………………………………………......................... B489 0 1.d.(2) (3) All other securities (includes securities issued by states and political subdivisions in the U.S.)……………………………………………………………………………………………....…......................... 4060 0 1.d.(3) e. Not applicable f. Interest income on federal funds sold and securities purchased under agreements to resell………….............. 4020 306,000 1.f. g. Other interest income………………………………………………………………………………............................... 4518 5,000 1.g. h. Total interest income (sum of items 1.a.(6) through 1.g)…………………………………………........................... 4107 1,977,000 1.h. 2. Interest expense: a. Interest on deposits: (1) Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)………………………………………………………………............................ 4508 545,000 2.a.(1) (2) Nontransaction accounts: (a) Savings deposits (includes MMDAs)………………………………………………….............................. 0093 82,000 2.a.(2)(a) (b) Time deposits of $250,000 or less………………………………………………………............................. HK03 0 2.a.(2)(b) (c) Time deposits of more than $250,000………………………………………………………………................. HK04 7,000 2.a.(2)(c) b. Expense of federal funds purchased and securities sold under agreements to repurchase…………............... 4180 0 2.b. c. Interest on trading liabilities and other borrowed money…………………………………...………....................... 4185 29,000 2.c. d. Interest on subordinated notes and debentures............................................................................................................................................................................................. 4200 0 2.d. e. Total interest expense (sum of items 2.a through 2.d)............................................................................................................................................... 4073 663,000 2.e. 3. Net interest income (item 1.h minus 2.e)....................................................................................................................... 4074 1,314,000 3. . Provision for loan and lease losses JJ33 4 (3)..................................................................................................................... (2,000) 4. __________ 1. Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.” 2. Includes interest income on time certificates of deposit not held for trading. 3. Institutions that have adopted ASU 2016-13 should report in item 4 the provisions for credit losses on all financial assets and off-balance-sheet credit exposures that fall within the scope of the standard. 12/2023 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 6 of 86 RI-2 Schedule RI—Continued Year-to-date Dollar Amounts in Thousands RIAD Amount 5. Noninterest income: . Income from fiduciary activities 4070 a (1).................................................................................................................................................... 279,000 5.a. b. Service charges on deposit accounts...................................................................................................................……………………………. 4080 140,000 5.b. c. Trading revenue.................................................................................................................................................................…………. A220 0 5.c. d. Income from securities-related and insurance activities: (1)Fees and commissions from securities brokerage..........................................................................................................................................… C886 0 5.d.(1) (2)Investment banking, advisory, and underwriting fees and commissions C888 0 5.d.(2) (3)Fees and commissions from annuity sales.......................................................................................................................................... C887 0 5.d.(3) (4)Underwriting income from insurance and reinsurance activities.......................................................................................................................................... C386 0 5.d.(4) (5)Income from other insurance activities................................................................................................................... C387 0 5.d.(5) e. Venture capital revenue........................................................................................................................................................................................ B491 0 5.e. f. Net servicing fees.................................................................................................................................................................… B492 0 5.f. g. Net securitization income...…........… B493 0 5.g. h. Not applicable i. Net gains (losses) on sales of loans and leases....................................................................................................................................… 5416 0 5.i. j. Net gains (losses) on sales of other real estate owned....................................................................................................................................… 5415 0 5.j. . Net gains (losses) on sales of other assets B496 k (2)....................................................................................................................................… 0 5.k. l. Other noninterest income*...… B497 139,000 5.l. m.Total noninterest income (sum of items 5.a through 5.l)………………….…..…..…………….. 4079 558,000 5.m. 6. a. Realized gains (losses) on held-to-maturity securities………………………………..………… 3521 0 6.a. b. Realized gains (losses) on available-for-sale debt securities………………..…..…………………… 3196 0 6.b. 7. Noninterest expense: a. Salaries and employee benefits 4135 122,000 7.a. b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)....................................................................................................................................… 4217 28,000 7.b. c. (1)Goodwill impairment losses....................................................................................................................................… C216 0 7.c.(1) (2)Amortization expense and impairment losses for other intangible assets....................................................................................................................................… C232 2,000 7.c.(2) d. Other noninterest expense*....................................................................................................................................… 4092 873,000 7.d. e. Total noninterest expense (sum of items 7.a through 7.d)....................................................................................................................................… 4093 1,025,000 7.e. 8. a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)……..…..…………………………..… HT69 849,000 8.a. b. Change in net unrealized holding gains (losses) on equity securities held for trading HT70 not (3)..…..…………………………..…..…………………………..…..……………………..…..…………………………..…..…………………………..…..…………………… 1,000 8.b c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)……..…..…………………………..…..…………………………..…..…………………… 4301 850,000 8.c. 9. Applicable income taxes (on item 8.c)....................................................................................................................................… 4302 219,000 9. 10. Income (loss) before discontinued operations (item 8.c minus item 9)......................................................................................... 4300 631,000 10. 11. Discontinued operations, net of applicable income taxes*........................................................................................................... FT28 0 11. 12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)....................................................................................................................................… G104 631,000 12. 13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)....................................................................................................................................…....................................................................................................................................… G103 0 13. 14. Net income (loss) attributable to bank (item 12 minus item 13)....................................................................................................................................… 4340 631,000 14. __________ * Describe on Schedule RI-E—Explanations. 1. For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22. 2. Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities. 3. Item 8.b is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 6 of 86
RI-2

Schedule RI—Continued

Dollar Amounts in Thousands	RIAD	Amount	RIAD (Year-to-date)	Amount (Year-to-date)	
5. Noninterest income:					
a. Income from fiduciary activities [1]			4070	279,000	5.a.
b. Service charges on deposit accounts			4080	140,000	5.b.
c. Trading revenue			A220	0	5.c.
d. Income from securities-related and insurance activities:					
(1) Fees and commissions from securities brokerage			C886	0	5.d.(1)
(2) Investment banking, advisory, and underwriting fees and commissions			C888	0	5.d.(2)
(3) Fees and commissions from annuity sales			C887	0	5.d.(3)
(4) Underwriting income from insurance and reinsurance activities			C386	0	5.d.(4)
(5) Income from other insurance activities			C387	0	5.d.(5)
e. Venture capital revenue			B491	0	5.e.
f. Net servicing fees			B492	0	5.f.
g. Net securitization income			B493	0	5.g.
h. Not applicable					
i. Net gains (losses) on sales of loans and leases			5416	0	5.i.
j. Net gains (losses) on sales of other real estate owned			5415	0	5.j.
k. Net gains (losses) on sales of other assets [2]			B496	0	5.k.
l. Other noninterest income*			B497	**139,000**	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	4079	**558,000**			5.m.
6. a. Realized gains (losses) on held-to-maturity securities	3521	0			6.a.
b. Realized gains (losses) on available-for-sale debt securities	3196	0			6.b.
7. Noninterest expense:					
a. Salaries and employee benefits			4135	122,000	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)			4217	28,000	7.b.
c. (1) Goodwill impairment losses			C216	0	7.c.(1)
(2) Amortization expense and impairment losses for other intangible assets			C232	2,000	7.c.(2)
d. Other noninterest expense*			4092	**873,000**	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	4093	**1,025,000**			7.e.
8. a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	HT69	**849,000**			8.a.
b. Change in net unrealized holding gains (losses) on equity securities not held for trading [3]	HT70	1,000			8.b
c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	4301	**850,000**			8.c.
9. Applicable income taxes (on item 8.c)	4302	219,000			9.
10. Income (loss) before discontinued operations (item 8.c minus item 9)	4300	**631,000**			10.
11. Discontinued operations, net of applicable income taxes*	FT28	0			11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	G104	**631,000**			12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	G103	0			13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	4340	**631,000**			14.

* Describe on Schedule RI-E—Explanations.

1. For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.
2. Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities.
3. Item 8.b is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 7 of 86
RI-3

Schedule RI—Continued

Memoranda

Dollar Amounts in Thousands	RIAD	Year-to-date Amount	
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	4513	0	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets (1)			
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	4507	0	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	4150	Number: 384	M.5.
Memorandum item 6 is to be completed by: (1) • *banks with $300 million or more in total assets, and* • *banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans*			
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	4024	Amount: 0	M.6.
7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution's acquisition (see instructions) (2)	9106	Date: 00000000	M.7.
8. Not applicable			
Memorandum items 9.a and 9.b are to be completed by banks with $10 billion or more in total assets. (1)			
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:		Amount	
a. Net gains (losses) on credit derivatives held for trading	C889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	C890	0	M.9.b.
Memorandum item 10 is to be completed by banks with $300 million or more in total assets. (1)			
10. Credit losses on derivatives (see instructions)	A251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	A530	Yes: / No: x	M.11.
12. Not applicable			

1. The asset-size tests and the 5 percent of total loans test are based on the total assets and total loans reported on the *June 30, 2022*, Report of Condition.
2. Report the date in YYYYMMDD format. For example, a bank acquired on *March 1, 2023*, would report *20230301*.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 8 of 86
RI-4

Schedule RI—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RIAD	Year-to-date Amount	
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.			
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			
a. Net gains (losses) on assets	F551	0	M.13.a.
(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	F552	0	M.13.a.(1)
b. Net gains (losses) on liabilities	F553	0	M.13.b.
(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	F554	0	M.13.b.(1)
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities recognized in earnings (included in Schedule RI, items 6.a and 6.b) (1)	J321	NA	M.14.
Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets (2) that answered "Yes" to Schedule RC-E, Memorandum item 5.			
15. Components of service charges on deposit accounts (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):			
a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	H032	NA	M.15.a.
b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	H033	NA	M.15.b.
c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	H034	NA	M.15.c.
d. All other service charges on deposit accounts	H035	NA	M.15.d.

1. Memorandum item 14 is to be completed only by institutions that have not adopted ASU 2016-13.
2. The $1 billion asset-size test is based on the total assets reported on the *June 30, 2022*, Report of Condition.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 10 of 86 Schedule RI-B—Charge-offs and Recoveries on Loans and Leases RI-6 and Changes in Allowances for Credit Losses Part I. Charge-offs and Recoveries on Loans and Leases Part I includes charge-offs and recoveries through (Column A) (Column B) the allocated transfer risk reserve. Charge-offs (1) Recoveries Calendar Year-to-date Dollar Amounts in Thousands RIAD Amount RIAD Amount 1. Loans secured by real estate: a. Construction, land development, and other land loans: (1) 1–4 family residential construction loans………………………………............................. C891 0 C892 0 1.a.(1) (2) Other construction loans and all land development and other land loans………………………………………………………………….............................. C893 0 C894 0 1.a.(2) b. Secured by farmland …………………………………….............................................................. 3584 0 3585 0 1.b. c. Secured by 1–4 family residential properties: (1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit…………………………............................ 5411 0 5412 0 1.c.(1) (2) Closed-end loans secured by 1–4 family residential properties: (a) Secured by first liens…………………………………………………......................... C234 0 C217 2,000 1.c.(2)(a) (b) Secured by junior liens……………………………………………….......................... C235 0 C218 0 1.c.(2)(b) d. Secured by multifamily (5 or more) residential properties………………………………………………………………… 3588 0 3589 0 1.d. e. Secured by nonfarm nonresidential properties: (1) Loans secured by owner-occupied nonfarm nonresidential properties…………………………………………………………………................................ C895 0 C896 0 1.e.(1) (2) Loans secured by other nonfarm nonresidential properties........................................ C897 0 C898 0 1.e.(2) 2. and 3. Not applicable 4. Commercial and industrial loans………………………………………………………… 4638 0 4608 0 4. 5. Loans to individuals for household, family, and other personal expenditures: a. Credit cards…................................................................................................................................................... B514 0 B515 0 5.a. b. Automobile loans…................................................................................................................................................... K129 0 K133 0 5.b. c. Other (includes revolving credit plans other than credit cards and other consumer loans)…................................................................................................................................................... K205 0 K206 0 5.c. 6. Not applicable . All other loans 4644 4628 7 (2)…................................................................................................................................................... 0 0 7. 8. Lease financing receivables…................................................................................................................................................... 4266 0 4267 0 8. 9. Total (sum of items 1 through 8)…................................................................................................................................................... 4635 0 4605 2,000 9. 1. Include write-downs arising from transfers of loans to a held-for-sale account. 2. Includes charge-offs and recoveries on ”Loans to depository institutions and acceptances of other banks,“ “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.” 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 11 of 86 RI-7 Schedule RI-B—Continued Memoranda (Column A) (Column B) Charge-offs (1) Recoveries Calendar Year-to-date RIAD Amount RIAD Amount Dollar Amounts in Thousands 1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, Part I, items 4 and 7, above…................................................................................................................................................... 5409 0 5410 0 M.1. 2. Memorandum items 2.a. through 2.d. are to be completed by banks with $300 million or more in total assets: (2) a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, Part I, item 1, above)…................................................................................................................................................... 4652 0 4662 0 M.2.a. b. Not applicable c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, Part I, item 4 above) ......................................................... 4646 0 4618 0 M.2.c. d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, Part I, item 8, above)…................................................................................................................................................... F185 0 F187 0 M.2.d. Memorandum item 3 is to be completed by: (2) • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans: 3. Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, Part I, item 7, above) ......................................................... 4655 0 4665 0 M.3. Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. Calendar Year-to-date 4. Uncollectible retail credit card fees and finance charges reversed against income RIAD Amount .e., not included in charge-offs against the allowance for loan and lease losses) C388 . (i (3) NA M.4 __________ 1. Include write-downs arising from transfers of loans to a held-for-sale account. 2. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2022, Report of Condition. 3. Institutions that have adopted ASU 2016-13 should report in Memorandum item 4 uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for credit losses on loans and leases). 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 12 of 86 RI-8 Schedule RI-B—Continued Part II. Changes in Allowances for Credit Losses (1) (Column A) (Column B) (Column C) Loans and Leases Held Held-to-Maturity Available-for-Sale for Investment Debt Securities (2) Debt Securities (2) Dollar Amounts in Thousands RIAD Amount RIAD Amount RIAD Amount 1. Balance most recently reported for the December 31, 2022, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)........................................................................................................................................ B522 16,000 JH88 0 JH94 0 1. 2. Recoveries (column A must equal Part I, item 9, column B, above) .......................................................................................................................... 4605 2,000 JH89 0 JH95 0 2. 3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A) ... C079 0 JH92 0 JH98 0 3. 4. LESS: Write-downs arising from transfers of assets 5523 JJ00 JJ01 financial (3)...0 0 0 4. 5. Provisions for credit losses (4, 5)........................................................................................................................................................................ 4230 (2,000) JH90 0 JH96 0 5. 6. Adjustments* (see instructions for this schedule) C233 0 JH91 0 JH97 0 6. 7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c).................................................................................................................................................................. 3123 16,000 JH93 0 JH99 0 7. * Describe on Schedule RI-E—Explanations. 1. Institutions that have not adopted ASU 2016-13 should report changes in the allowance for loan and lease losses in column A. 2. Columns B and C are to be completed only by institutions that have adopted ASU 2016-13. 3. Institutions that have not yet adopted ASU 2016-13 should report write-downs arising from transfers of loans to a held-for-sale account in item 4, column A. 4. Institutions that have not yet adopted ASU 2016-13 should report the provision for loan and lease losses in item 5, column A, and the amount reported must equal Schedule RI, item 4. 5. For institutions that have adopted ASU 2016-13, the sum of item 5, columns A through C, plus schedule RI-B, Part II, Memorandum items 5 and 7, below, must equal Schedule RI, item 4. Memoranda Dollar Amounts in Thousands RIAD Amount 1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7,column A, above...................................................................................................................... C435 0 M.1. Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges......................................................................................... C389 NA M.2. 3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance C390 charges (1)... NA M.3. 4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) in Schedule RI-B, Part II, item 7, column A , above) C781 (included (2).............................................................................................................................................................................. NA M.4. 5. Provisions for credit losses on other financial assets measured at amortized cost (not included in 5, above) JJ02 item (3) 0 M.5. 6. Allowance for credit losses on other financial assets measured at amortized cost (not included in RCON 7, above) JJ03 item (3) 0 M.6. RIAD 7. Provisions for credit losses on off-balance-sheet credit exposures MG93 (3)....................................................................................................................................................................... 0 M.7. 8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, end of current period,” above) MG94 “Balance (3)....................................................................................................................................................................... 0 M.8. 1. Institutions that have adopted ASU 2016-13 should report in Memorandum item 3 the amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance changes. 2. Memorandum item 4 is to be completed only by institutions that have not yet adopted ASU 2016-13. 3. Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 12 of 86
RI-8

Schedule RI-B—Continued

Part II. Changes in Allowances for Credit Losses (1)

Dollar Amounts in Thousands	(Column A) Loans and Leases Held for Investment RIAD	Amount	(Column B) Held-to-Maturity Debt Securities (2) RIAD	Amount	(Column C) Available-for-Sale Debt Securities (2) RIAD	Amount	
1. Balance most recently reported for the *December 31, 2022*, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	B522	16,000	JH88	0	JH94	0	1.
2. Recoveries (column A must equal Part I, item 9, column B, above)	4605	**2,000**	JH89	0	JH95	0	2.
3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)	C079	**0**	JH92	0	JH98	0	3.
4. LESS: Write-downs arising from transfers of financial assets (3)	5523	0	JJ00	0	JJ01	0	4.
5. Provisions for credit losses (4, 5)	4230	(2,000)	JH90	0	JH96	0	5.
6. Adjustments* (see instructions for this schedule)	C233	0	JH91	0	JH97	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)	3123	**16,000**	JH93	**0**	JH99	**0**	7.

* Describe on Schedule RI-E—Explanations.
1. Institutions that have not adopted ASU 2016-13 should report changes in the allowance for loan and lease losses in column A.
2. Columns B and C are to be completed only by institutions that have adopted ASU 2016-13.
3. Institutions that have not yet adopted ASU 2016-13 should report write-downs arising from transfers of loans to a held-for-sale account in item 4, column A.
4. Institutions that have not yet adopted ASU 2016-13 should report the provision for loan and lease losses in item 5, column A, and the amount reported must equal Schedule RI, item 4.
5. For institutions that have adopted ASU 2016-13, the sum of item 5, columns A through C, plus schedule RI-B, Part II, Memorandum items 5 and 7, below, must equal Schedule RI, item 4.

Memoranda

Dollar Amounts in Thousands	RIAD	Amount	
1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7,column A, above	C435	0	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.			
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	C389	NA	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges (1)	C390	NA	M.3.
4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, column A , above) (2)	C781	NA	M.4.
5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above) (3)	JJ02	0	M.5.
6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above) (3)	RCON JJ03	0	M.6.
7. Provisions for credit losses on off-balance-sheet credit exposures (3)	RIAD MG93	0	M.7.
8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, "Balance end of current period," above) (3)	MG94	0	M.8.

1. Institutions that have adopted ASU 2016-13 should report in Memorandum item 3 the amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance changes.
2. Memorandum item 4 is to be completed only by institutions that have not yet adopted ASU 2016-13.
3. Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 13 of 86
RI-9

Schedule RI-C—Disaggregated Data on the Allowance for Loan and Lease Losses

Part I. Disaggregated Data on the Allowance for Loan and Lease Losses (1)

Schedule RI-C, Part I, is to be completed by institutions with $1 billion or more in total assets. (2)

Dollar Amounts in Thousands	(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35) RCON	Amount	(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35) RCON	Amount	(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20) RCON	Amount	(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20) RCON	Amount	(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30) RCON	Amount	(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30) RCON	Amount	
1. Real estate loans:													
a. Construction loans	M708	NA	M709	NA	M710	NA	M711	NA	M712	NA	M713	NA	1.a.
b. Commercial real estate loans	M714	NA	M715	NA	M716	NA	M717	NA	M719	NA	M720	NA	1.b.
c. Residential real estate loans	M721	NA	M722	NA	M723	NA	M724	NA	M725	NA	M726	NA	1.c.
2. Commercial loans (3)	M727	NA	M728	NA	M729	NA	M730	NA	M731	NA	M732	NA	2.
3. Credit cards	M733	NA	M734	NA	M735	NA	M736	NA	M737	NA	M738	NA	3.
4. Other consumer loans	M739	NA	M740	NA	M741	NA	M742	NA	M743	NA	M744	NA	4.
5. Unallocated, if any							M745	NA					5.
6. Total (sum of items 1.a. through 5) (4)	M746	**NA**	M747	**NA**	M748	**NA**	M749	**NA**	M750	**NA**	M751	**NA**	6.

1. Only institutions that have not yet adopted ASU 2016-13 are to complete Schedule RI-C, Part I.
2. The $1 billion asset-size test is based on the total assets reported on the *June 30, 2022*, Report of Condition.
3. Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.
4. The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 15 of 86 RI-11 Schedule RI-E—Explanations Schedule RI-E is to be completed each quarter on a calendar year-to-date basis. Detail all adjustments in Schedule RI-A and RI-B, all discontinued operations in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.) Year-to-date Dollar Amounts in Thousands RIAD Amount 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l: a. Income and fees from the printing and sale of checks............................................................................................................................................ C013 0 1.a. b. Earnings on/increase in value of cash surrender value of life insurance.................................................................................... C014 0 1.b. c. Income and fees from automated teller machines (ATMs)................................................................................................................ C016 0 1.c. d. Rent and other income from other real estate owned................................................................................................................ 4042 0 1.d. e. Safe deposit box rent........................................................................................................................................................................ C015 0 1.e. f. Bank card and credit card interchange fees................................................................................................................ F555 0 1.f. g. Income and fees from wire transfers not reportable as service charges on deposit accounts……………….T047 0 1.g. TEXT 4461 h. 4461 Revenue from Services rendered to affiliates 165,000 1.h. . TEXT 4462 . i 4462 Net gains (losses) on non-trading derivatives (59,000) 1.i TEXT 4463 j. 4463 Commissions and fees 30,000 1.j. 2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d: a. Data processing expenses………………………………………………….…………………………………………............. C017 0 2.a. b. Advertising and marketing expenses………………………………………………….……….……………………................ 0497 0 2.b. c. Directors’ fees………………………………………………….……….………………………………………………............. 4136 0 2.c. d. Printing, stationery, and supplies………………………………………………….……….…………………………............... C018 0 2.d. e. Postage………………………………………………….……….………………………………………………….…................... 8403 0 2.e. f. Legal fees and expenses………………………………………………….……….………………………………….............. 4141 0 2.f. g. FDIC deposit insurance assessments………………………………………………….……….…………………….............. 4146 0 2.g. h. Accounting and auditing expenses………………………………………………….……….………………………................ F556 0 2.h. i. Consulting and advisory expenses………………………………………………….……….……………………….............. F557 0 2.i. j. Automated teller machine (ATM) and interchange expenses………………………………………………….……................. F558 0 2.j. k. Telecommunications expenses………………………………………………….……….……………………………................. F559 0 2.k. l. Other real estate owned expenses..................................................................................................................................... Y923 0 2.l. m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)................................................................................................................................................................................ Y924 0 2.m. . TEXT 4464 . n 4464 Services rendered by affiliates 627,000 2.n o. TEXT 4467 4467 Litigation Expenses 98,000 2.o. p. TEXT 4468 p 4468 0 2. . 3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation): TEXT FT29 a. (1) FT29 0 3.a.(1) (2) Applicable income tax effect………………………………………………….................................. FT30 0 3.a.(2) TEXT FT31 b. (1) FT31 0 3.b.(1) (2) Applicable income tax effect…………………………………………………................................... FT32 0 3.b.(2) 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 16 of 86 RI-12 Schedule RI-E—Continued Year-to-date Dollar Amounts in Thousands RIAD Amount 4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects): a. Effect of adoption of current expected credit losses methodology—ASU 2016-13 (1, 2).............................................................. JJ26 NA 4.a. b. Not applicable TEXT c. B526 . B526 0 4.c TEXT d. B527 d B527 0 4. . 5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions): TEXT a. 4498 . 4498 0 5.a TEXT b. 4499 b 4499 0 5. . 6. Adjustments to allowances for credit losses (3) (from Schedule RI-B, Part II, item 6) (itemize and describe all adjustments): a. Initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets on or after the effective date of ASU 2016-13 (1).......................................................... JJ27 NA 6.a. b. Effect of adoption of current expected credit losses methodology on allowances for losses JJ28 credit (1, 2)... 0 6.b. TEXT c. 4521 c 4521 0 6. . TEXT d. 4522 d 4522 0 6. . 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income): RIAD Yes No Comments?.................................................................................................................................................................. 4769 x 7. Other explanations (please type or print clearly; 750 character limit): (TEXT 4769) 1. Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a, and 6.b, if applicable. 2. An institution should complete item 4.a and item 6.b in the quarter that it adopts ASU 2016-13 and in the quarter-end Call Reports for the remainder of that calendar year only. 3. Institutions that have not adopted ASU 2016-13 should report adjustments to the allowance for loan and lease losses in items 6.c and 6.d, if applicable. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 17 of 86 RC-1 Consolidated Report of Condition for Insured Banks and Savings Associations for December 31, 2023 All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter. Schedule RC—Balance Sheet Dollar Amounts in Thousands RCON Amount Assets 1. Cash and balances due from depository institutions (from Schedule RC-A): . Noninterest-bearing balances and currency and coin 0081 a (1)…………………………….…….…........................ 41,000 1.a. . Interest-bearing balances 0071 b (2)……………………………………………………….................................... 13,556,000 1.b. 2. Securities: a. Held-to-maturity securities (from Schedule RC-B, column A) JJ34 (3)……………………………............................... 0 2.a. b. Available-for-sale debt securities (from Schedule RC-B, column D)…………………….……................................... 1773 378,000 2.b. . Equity securities with readily determinable fair values not held for trading JA22 c (4)…………………………. 0 2.c. 3. Federal funds sold and securities purchased under agreements to resell: a. Federal funds sold………………………………………………………......................................................... B987 0 3.a. . Securities purchased under agreements to resell B989 b (5, 6)………………………….......................................... 5,923,000 3.b. 4. Loans and lease financing receivables (from Schedule RC-C): a. Loans and leases held for sale………………………………………………………..……................................... 5369 0 4.a. b. Loans and leases held for investment……………….................................... B528 16,347,000 4.b. c. LESS: Allowance for loan and lease losses……………....................................... 3123 16,000 4.c. . Loans and leases held for investment, net of allowance (item 4.b minus 4.c) B529 d (7)………............................... 16,331,000 4.d. 5. Trading assets (from Schedule RC-D)…………………………………………………….…….................................. 3545 0 5. 6. Premises and fixed assets (including capitalized leases)…………………………………….................................. 2145 0 6. 7. Other real estate owned (from Schedule RC-M)………………………………………………............................... 2150 4,000 7. 8. Investments in unconsolidated subsidiaries and associated companies……………………............................... 2130 0 8. 9. Direct and indirect investments in real estate ventures...................................……...................................... 3656 0 9. 10. Intangible assets (from Schedule RC-M)………………………………………………………………………………………………………… 2143 2,000 10. . Other assets (from Schedule RC-F) 2160 11 (6)…………………………………………………………….................................. 2,490,000 11. 12. Total assets (sum of items 1 through 11)………………………………………………………....................................... 2170 38,725,000 12. Liabilities 13. Deposits: a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)………………………………................... 2200 26,278,000 13.a. -bearing 6631 (1) Noninterest (8)………………………………………………..………….. 9,337,000 13.a.(1) (2) Interest-bearing……………………………………………………..…………….. 6636 16,941,000 13.a.(2) b. Not applicable 14. Federal funds purchased and securities sold under agreements to repurchase: . Federal funds purchased B993 a (9)………………………………………..…………......................................... 0 14.a. .. Securities sold under agreements to repurchase B995 b (10)………………………………………………..................................... 0 14.b. 15. Trading liabilities (from Schedule RC-D)…………………………………………………..………….............................................. 3548 0 15. 16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC-M)................................. 3190 0 16. 17. and 18. Not applicable 19 Subordinated notes and debentures 3200 . (11)……………………………………………………………………..……………….................. 0 19. __________ 1. Includes cash items in process of collection and unposted debits. 2. Includes time certificates of deposit not held for trading. 3. Institutions that have adopted ASU 2016-13 should report in item 2.a amounts net of any applicable allowance for credit losses, and item 2.a should equal Schedule RC-B, item 8, column A, less Schedule RI-B, Part II, item 7, column B. 4. Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities. 5. Includes all securities resale agreements, regardless of maturity. 6. Institutions that have adopted ASU 2016-13 should report in items 3.b and 11 amounts net of any applicable allowance for credit losses. 7. Institutions that have adopted ASU 2016-13 should report in item 4.c the allowance for credit losses on loans and leases. 8. Includes noninterest-bearing demand, time, and savings deposits. 9. Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.” 10. Includes all securities repurchase agreements, regardless of maturity. 11. Includes limited-life preferred stock and related surplus. 12/2023 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 17 of 86
RC-1

Consolidated Report of Condition for Insured Banks and Savings Associations for December 31, 2023

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	
Assets					
1. Cash and balances due from depository institutions (from Schedule RC-A)					
a. Noninterest-bearing balances and currency and coin (1)			0081	41,000	1.a.
b. Interest-bearing balances (2)			0071	13,556,000	1.b.
2. Securities:					
a. Held-to-maturity securities (from Schedule RC-B, column A) (3)			JJ34	0	2.a.
b. Available-for-sale debt securities (from Schedule RC-B, column D)			1773	378,000	2.b.
c. Equity securities with readily determinable fair values not held for trading (4)			JA22	0	2.c.
3. Federal funds sold and securities purchased under agreements to resell:					
a. Federal funds sold			B987	0	3.a.
b. Securities purchased under agreements to resell (5, 6)			B989	5,923,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):					
a. Loans and leases held for sale			5369	0	4.a.
b. Loans and leases held for investment	B528	16,347,000			4.b.
c. LESS: Allowance for loan and lease losses	3123	16,000			4.c.
d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c) (7)			B529	16,331,000	4.d.
5. Trading assets (from Schedule RC-D)			3545	0	5.
6. Premises and fixed assets (including capitalized leases)			2145	0	6.
7. Other real estate owned (from Schedule RC-M)			2150	4,000	7.
8. Investments in unconsolidated subsidiaries and associated companies			2130	0	8.
9. Direct and indirect investments in real estate ventures			3656	0	9.
10. Intangible assets (from Schedule RC-M)			2143	2,000	10.
11. Other assets (from Schedule RC-F) (6)			2160	2,490,000	11.
12. Total assets (sum of items 1 through 11)			2170	38,725,000	12.
Liabilities					
13. Deposits:					
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)			2200	26,278,000	13.a.
(1) Noninterest-bearing (8)	6631	9,337,000			13.a.(1)
(2) Interest-bearing	6636	16,941,000			13.a.(2)
b. Not applicable					
14. Federal funds purchased and securities sold under agreements to repurchase:					
a. Federal funds purchased (9)			B993	0	14.a.
b. Securities sold under agreements to repurchase (10)			B995	0	14.b.
15. Trading liabilities (from Schedule RC-D)			3548	0	15.
16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC-M)			3190	0	16.
17. and 18. Not applicable					
19. Subordinated notes and debentures (11)			3200	0	19.

1. Includes cash items in process of collection and unposted debits.
2. Includes time certificates of deposit not held for trading.
3. Institutions that have adopted ASU 2016-13 should report in item 2.a amounts net of any applicable allowance for credit losses, and item 2.a should equal Schedule RC-B, item 8, column A, less Schedule RI-B, Part II, item 7, column B.
4. Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
5. Includes all securities resale agreements, regardless of maturity.
6. Institutions that have adopted ASU 2016-13 should report in items 3.b and 11 amounts net of any applicable allowance for credit losses.
7. Institutions that have adopted ASU 2016-13 should report in item 4.c the allowance for credit losses on loans and leases.
8. Includes noninterest-bearing demand, time, and savings deposits.
9. Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
10. Includes all securities repurchase agreements, regardless of maturity.
11. Includes limited-life preferred stock and related surplus.

12/2023

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 18 of 86
RC-2

Schedule RC—Continued

Dollar Amounts in Thousands	RCON	Amount	
Liabilities—continued			
20. Other liabilities (from Schedule RC-G)	2930	**2,782,000**	20.
21. Total liabilities (sum of items 13 through 20)	2948	**29,060,000**	21.
22. Not applicable			
Equity Capital			
Bank Equity Capital			
23. Perpetual preferred stock and related surplus	3838	0	23.
24. Common stock	3230	2,127,000	24.
25. Surplus (exclude all surplus related to preferred stock)	3839	935,000	25.
26. a Retained earnings	3632	6,637,000	26.a.
b Accumulated other comprehensive income (1)	B530	(34,000)	26.b.
c. Other equity capital components (2)	A130	0	26.c.
27. a Total bank equity capital (sum of items 23 through 26.c)	3210	**9,665,000**	27.a.
b Noncontrolling (minority) interests in consolidated subsidiaries	3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	G105	**9,665,000**	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	3300	**38,725,000**	29.

Memoranda

To be reported with the March Report of Condition.

	RCON	Number	
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during *2022*	6724	NA	M.1.

1a = An integrated audit of the reporting institution's financial statements and its internal control over financial reporting conducted in accordance with the standards of the American Institute of Certified Public Accountants (AICPA) or Public Company Accounting Oversight Board (PCAOB) by an independent public accountant that submits a report on the institution

1b = An audit of the reporting institution's financial statements only conducted in accordance with the auditing standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the institution

2a = An integrated audit of the reporting institution's parent holding company's consolidated financial statements and its internal control over financial reporting conducted in accordance with the standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the consolidated holding company (but not on the institution separately)

2b = An audit of the reporting institution's parent holding company's consolidated financial statements only conducted in accordance with the auditing standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the consolidated holding company (but not on the institution separately)

3 = This number is not to be used

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state-chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state-chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

To be reported with the March Report of Condition.	RCON	Date	
2. Bank's fiscal year-end date (report the date in MMDD format)	8678	NA	M.2.

---

1. Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and accumulated defined benefit pension and other postretirement plan adjustments.
2. Includes treasury stock and unearned Employee Stock Ownership Plan shares.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 19 of 86
RC-3

Schedule RC-A—Cash and Balances Due from Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. [1]
Exclude assets held for trading.

Dollar Amounts in Thousands	RCON	Amount	
1. Cash items in process of collection, unposted debits, and currency and coin:			
a. Cash items in process of collection and unposted debits	0020	41,000	1.a.
b. Currency and coin	0080	0	1.b.
2. Balances due from depository institutions in the U.S.	0082	3,000	2.
3. Balances due from banks in foreign countries and foreign central banks	0070	0	3.
4. Balances due from Federal Reserve Banks	0090	13,553,000	4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	0010	**13,597,000**	5.

1. The $300 million asset-size test is based on the total assets reported on the *June 30, 2022*, Report of Condition.

Schedule RC-B—Securities

Exclude assets held for trading.

	Held-to-maturity				Available-for-sale				
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value		
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	
1. U.S. Treasury securities	0211	0	0213	0	1286	423,000	1287	378,000	1.
2. U.S. Government agency and sponsored agency obligations (exclude mortgage-backed securities) [1]	HT50	0	HT51	0	HT52	0	HT53	0	2.
3. Securities issued by states and political subdivisions in the U.S.	8496	0	8497	0	8498	0	8499	0	3.

1. Includes Small Business Administration "Guaranteed Loan Pool Certificates"; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 21 of 86 RC-5 Schedule RC-B—Continued Held-to-maturity Available-for-sale (Column A) (Column B) (Column C) (Column D) Amortized Cost Fair Value Amortized Cost Fair Value Dollar Amounts in Thousands RCON Amount RCON Amount RCON Amount RCON Amount 4. c.(2) Other commercial MBS: (a) Issued or guaranteed by U.S. Government agencies or sponsored .................................... K150 K151 K152 K153 agencies (1) 0 0 0 0 4.c.(2)(a) (b) All other commercial MBS……………………………….. K154 0 K155 0 K156 0 K157 0 4.c.(2)(b) 5. Asset-backed securities and structured financial products: a. Asset-backed securities (ABS)..............……..…........................ C026 0 C988 0 C989 0 C027 0 5.a. b. Structured financial products………………………………… HT58 0 HT59 0 HT60 0 HT61 0 5.b. 6. Other debt securities: a. Other domestic debt securities………………….…….......................... 1737 0 1738 0 1739 0 1741 0 6.a. b. Other foreign debt securities………………….…….......................... 1742 0 1743 0 1744 0 1746 0 6.b. 7. Unallocated portfolio layer fair value hedge adjustments MG95 basis (2)..……………………………………… NA 7. 8. Total (sum of items 1 1754 1771 1772 1773 through 7) (3)..……………………………………… 0 0 423,000 378,000 8. 1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). 2. This item is to be completed by institutions that have adopted ASU 2022-01, as applicable. 3. For institutions that have adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. For institutions that have not adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a. For all institutions, the total reported in column D must equal Schedule RC, item 2.b. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 22 of 86 RC-6 Schedule RC-B—Continued Memoranda Dollar Amounts in Thousands RCON Amount . Pledged securities 0416 1 (1)…………………………………………………………………………………………………………............................ 0 M.1. 2. Maturity and repricing data for debt securities (excluding those in nonaccrual status): a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (2), (3) (1) Three months or less……………………………………………………………………………………………………………………… A549 0 M.2.a.(1) (2) Over three months through 12 months…………………………………………………………….………………………………………… A550 0 M.2.a.(2) (3) Over one year through three years………………………………………………………………..…………………………………………… A551 0 M.2.a.(3) (4) Over three years through five years……………………………………………………………………………………………………… A552 378,000 M.2.a.(4) (5) Over five years through 15 years………………………………………………………………….…………………………………………… A553 0 M.2.a.(5) (6) Over 15 years………………………………………………………………………………………………………………………… A554 0 M.2.a.(6) b. Mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (2), (4) (1) Three months or less………………………………………………………………………………………………………………………………… A555 0 M.2.b.(1) (2) Over three months through 12 months…………………………………………………………….……………………………………………… A556 0 M.2.b.(2) (3) Over one year through three years………………………………………………………………..…………………………………………… A557 0 M.2.b.(3) (4) Over three years through five years……………………………………………………………….…………………………………………… A558 0 M.2.b.(4) (5) Over five years through 15 years………………………………………………………………….…………………………………… A559 0 M.2.b.(5) (6) Over 15 years…………………………………………………………………………………………………………………………………… A560 0 M.2.b.(6) c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (5) (1) Three years or less…………………………………………………………………………………..……………………………………… A561 0 M.2.c.(1) (2) Over three years……………………………………………………………………………………..…………………………………… A562 0 M.2.c.(2) d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)………………………………………………………………………………............... A248 0 M.2.d. Memorandum item 3 is to be completed semiannually in the June and December reports only. 3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)…………………….................. 1778 0 M.3. 4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6): a. Amortized cost……………………………………………………………………………………………………………….............. 8782 0 M.4.a. b. Fair value………………………………………………………………………………………………….………………….................. 8783 0 M.4.b. 1. Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value. 2. Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date. 3. Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D. 4. Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D. 5. Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 22 of 86
RC-6

Schedule RC-B—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Amount	
1. Pledged securities (1)	0416	0	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (2), (3)			
(1) Three months or less	A549	0	M.2.a.(1)
(2) Over three months through 12 months	A550	0	M.2.a.(2)
(3) Over one year through three years	A551	0	M.2.a.(3)
(4) Over three years through five years	A552	378,000	M.2.a.(4)
(5) Over five years through 15 years	A553	0	M.2.a.(5)
(6) Over 15 years	A554	0	M.2.a.(6)
b. Mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (2), (4)			
(1) Three months or less	A555	0	M.2.b.(1)
(2) Over three months through 12 months	A556	0	M.2.b.(2)
(3) Over one year through three years	A557	0	M.2.b.(3)
(4) Over three years through five years	A558	0	M.2.b.(4)
(5) Over five years through 15 years	A559	0	M.2.b.(5)
(6) Over 15 years	A560	0	M.2.b.(6)
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (5)			
(1) Three years or less	A561	0	M.2.c.(1)
(2) Over three years	A562	0	M.2.c.(2)
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	A248	0	M.2.d.
Memorandum item 3 is to be completed semiannually in the June and December reports only.			
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			
a. Amortized cost	8782	0	M.4.a.
b. Fair value	8783	0	M.4.b.

1. Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.
2. Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.
3. Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
4. Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
5. Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 Schedule RC-C—Loans and Lease Financing Receivables FFIEC 041 Page 24 of 86 RC-8 Part I. Loans and Leases Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule.(1) Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper. (Column A) (Column B) To Be Completed To Be Completed by Banks with by All Banks $300 Million or More in Total Assets (2) Dollar Amounts in Thousands RCON Amount RCON Amount 1. Loans secured by real estate: a. Construction, land development, and other land loans: (1) 1–4 family residential construction loans…………………..……………….................. F158 0 1.a.(1) (2) Other construction loans and all land development and other land loans………………………………………….……………………………………….…………………………….. F159 77,000 1.a.(2) b. Secured by farmland (including farm residential and other improvements)……………………………………………………………………...…. 1420 0 1.b. c. Secured by 1–4 family residential properties: (1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit…………………………....…............ 1797 264,000 1.c.(1) (2) Closed-end loans secured by 1–4 family residential properties: (a) Secured by first liens……………………………………….……………………….……………………………………….……………………………… 5367 1,898,000 1.c.(2)(a) (b) Secured by junior liens…………………………………………………….....…………………………… 5368 32,000 1.c.(2)(b) d. Secured by multifamily (5 or more) residential properties…………………........................ 1460 2,100,000 1.d. e. Secured by nonfarm nonresidential properties: (1) Loans secured by owner-occupied nonfarm nonresidential properties………………………………………………………………………………….……………………………………….………………………….….. F160 0 1.e.(1) (2) Loans secured by other nonfarm nonresidential properties…………………………………………… F161 2,352,000 1.e.(2) 2. Loans to depository institutions and acceptances of other banks…………………………………………….. 1288 1,065,000 2. a. To commercial banks in the U.S. …………………………….…………......................... B531 1,000 2.a. b. To other depository institutions in the U.S…………………………….…………............... B534 0 2.b. c. To banks in foreign countries B535 1,064,000 2.c. 3. Loans to finance agricultural production and other loans to farmers……………................. 1590 0 3. 4. Commercial and industrial loans………………………………………….……………………………………….……………………………………………..….... 1766 3,016,000 4. a. To U.S. addressees (domicile)………………………………………………….……………………………………….……………………………………..….... 1763 2,819,000 4.a. b. To non-U.S. addressees (domicile)………………………………….………….................1764 197,000 4.b. 5. Not applicable 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): a. Credit cards………………………………………..…………..……………………................ B538 0 6.a. b. Other revolving credit plans…………………………………………….……………………………………….…………………………………………………….. B539 0 6.b. c. Automobile loans…………………………………………………………….………………….…………………..…........... K137 0 6.c. d. Other consumer loans (includes single payment and installment, loans other than automobile loans, and all student loans)………………………………………………….….………..…… K207 307,000 6.d. 7. Not applicable 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S………………………………………………….……………………………………….……………………………………………………..... 2107 0 8. 1. Institutions that have adopted ASU 2016-13 should not deduct the allowance for credit losses on loans and leases or the allocated transfer risk reserve from amounts reported on this schedule. 2. The $300 million asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 24 of 86
RC-8

Schedule RC-C—Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. (1)
Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (2)		(Column B) To Be Completed by All Banks		
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	
1. Loans secured by real estate:					
a. Construction, land development, and other land loans:					
(1) 1–4 family residential construction loans			F158	0	1.a.(1)
(2) Other construction loans and all land development and other land loans			F159	77,000	1.a.(2)
b. Secured by farmland (including farm residential and other improvements)			1420	0	1.b.
c. Secured by 1–4 family residential properties:					
(1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit			1797	264,000	1.c.(1)
(2) Closed-end loans secured by 1–4 family residential properties:					
(a) Secured by first liens			5367	1,898,000	1.c.(2)(a)
(b) Secured by junior liens			5368	32,000	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties			1460	2,100,000	1.d.
e. Secured by nonfarm nonresidential properties:					
(1) Loans secured by owner-occupied nonfarm nonresidential properties			F160	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties			F161	2,352,000	1.e.(2)
2. Loans to depository institutions and acceptances of other banks			1288	1,065,000	2.
a. To commercial banks in the U.S.	B531	1,000			2.a.
b. To other depository institutions in the U.S.	B534	0			2.b.
c. To banks in foreign countries	B535	1,064,000			2.c.
3. Loans to finance agricultural production and other loans to farmers			1590	0	3.
4. Commercial and industrial loans			1766	3,016,000	4.
a. To U.S. addressees (domicile)	1763	2,819,000			4.a.
b. To non-U.S. addressees (domicile)	1764	197,000			4.b.
5. Not applicable					
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					
a. Credit cards			B538	0	6.a.
b. Other revolving credit plans			B539	0	6.b.
c. Automobile loans			K137	0	6.c.
d. Other consumer loans (includes single payment and installment, loans other than automobile loans, and all student loans)			K207	307,000	6.d.
7. Not applicable					
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.			2107	0	8.

1. Institutions that have adopted ASU 2016-13 should not deduct the allowance for credit losses on loans and leases or the allocated transfer risk reserve from amounts reported on this schedule.
2. The $300 million asset-size test is based on the total assets reported on the *June 30, 2022*, Report of Condition.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 25 of 86
RC-9

Schedule RC-C—Continued
Part I—Continued

Dollar Amounts in Thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1) RCON	Amount	(Column B) To Be Completed by All Banks RCON	Amount	
9. Loans to nondepository financial institutions and other loans:					
a. Loans to nondepository financial institutions			J454	58,000	9.a.
b. Other loans			J464	5,178,000	9.b.
(1) Loans for purchasing or carrying securities (secured and unsecured)	1545	2,302,000			9.b.(1)
(2) All other loans (exclude consumer loans)	J451	2,876,000			9.b.(2)
10. Lease financing receivables (net of unearned income)			2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	F162	0			10.a.
b. All other leases	F163	0			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above			2123	0	11.
12. Total loans and leases held for investment and held for sale (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			2122	**16,347,000**	12.

Memoranda

Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	
1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, Part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):					
a. Construction, land development, and other land loans:					
(1) 1—4 family residential construction loans			K158	0	M.1.a.(1)
(2) Other construction loans and all land development and other land loans			K159	0	M.1.a.(2)
b. Loans secured by 1—4 family residential properties			F576	0	M.1.b.
c. Secured by multifamily (5 or more) residential properties			K160	0	M.1.c.
d. Secured by nonfarm nonresidential properties:					
(1) Loans secured by owner-occupied nonfarm nonresidential properties			K161	0	M.1.d.(1)
(2) Loans secured by other nonfarm nonresidential properties			K162	0	M.1.d.(2)
e. Commercial and industrial loans			K256	0	M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (1) (sum of Memorandum items 1.e(1) and (2) must equal Memorandum item 1.e):					
(1) To U.S. addressees (domicile)	K163	0			M.1.e.(1)
(2) To non-U.S. addressees (domicile)	K164	0			M.1.e.(2)
f. All other loans (*include* loans to individuals for household, family, and other personal expenditures)			K165	0	M.1.f.
Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.e plus 1.f):					
(1) Loans secured by farmland	K166	0			M.1.f.(1)
(2) and (3) Not applicable					

1. The $300 million asset-size test is based on the total assets reported on the *June 30, 2022*, Report of Condition.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 27 of 86 RC-11 Schedule RC-C—Continued Part I—Continued Memoranda—Continued Dollar Amounts in Thousands RCON Amount 3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, Part I, items 4 and 9, column B (1) 2746 52,000 M.3. 4. Adjustable-rate closed-end loans secured by first liens on 1–4 family residential properties (included in Schedule RC-C, Part I, item 1.c.(2)(a), column B)……………………………….......................................... 5370 1,887,000 M.4. 5. To be completed by banks with $300 million or more in total assets: (2) Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, items 1.a through 1.e, column B) B837 108,000 M.5. Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 6. Outstanding credit card fees and finance charges included in Schedule RC-C, Part I, item 6.a. ……………………….…………………………………………………………………………………………………….......................... C391 NA M.6. Memorandum items 7.a, 7.b, and 8.a are to be completed by all banks semiannually in the June and December reports only. (3) 7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale): a. Outstanding balance………………………………………………………………………………………………......................... C779 NA M.7.a. b. Amount included in Schedule RC-C, Part I, items 1 through 9………………………………………........................... C780 NA M.7.b. 8. Closed-end loans with negative amortization features secured by 1–4 family residential properties: a. Total amount of closed-end loans with negative amortization features secured by 1–4 family residential properties (included in Schedule RC-C, Part I, items 1.c.(2)(a) and (b))................................. F230 0 M.8.a. Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed-end loans with negative amortization features secured by 1– 4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of the preceding December 31 report date, that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale (as reported in Schedule RC-C, Part I, item 12, column B). b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1–4 family residential properties………………………………………………..................... F231 NA M.8.b. c. Total amount of negative amortization on closed-end loans secured by 1–4 family residential properties included in the amount reported in Memorandum item 8.a above……………........…........….............. F232 NA M.8.c 9. Loans secured by 1–4 family residential properties in process of foreclosure (included in Schedule RC-C, Part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))…………….................................................... F577 0 M.9. 10. and 11. Not applicable 1. Exclude loans secured by real estate that are included in Schedule RC-C, Part I, items 1.a through 1.e, column B. 2. The $300 million asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition. 3. Memorandum item 7 is to be completed only by institutions that have not yet adopted ASU 2016-13. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 27 of 86
RC-11

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount	
3. Loans to finance commercial real estate, construction, and land development activities *(not secured by real estate)* included in Schedule RC-C, Part I, items 4 and 9, column B (1)	2746	52,000	M.3.
4. Adjustable-rate closed-end loans secured by first liens on 1–4 family residential properties (included in Schedule RC-C, Part I, item 1.c.(2)(a), column B)	5370	1,887,000	M.4.
5. *To be completed by banks with $300 million or more in total assets:* (2) Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, items 1.a through 1.e, column B)	B837	108,000	M.5.
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.			
6. Outstanding credit card fees and finance charges included in Schedule RC-C, Part I, item 6.a.	C391	NA	M.6.
Memorandum items 7.a, 7.b, and 8.a are to be completed by all banks semiannually in the June and December reports only. (3)			
7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):			
a. Outstanding balance	C779	NA	M.7.a.
b. Amount included in Schedule RC-C, Part I, items 1 through 9	C780	NA	M.7.b.
8. Closed-end loans with negative amortization features secured by 1–4 family residential properties:			
a. Total amount of closed-end loans with negative amortization features secured by 1–4 family residential properties (included in Schedule RC-C, Part I, items 1.c.(2)(a) and (b))	F230	0	M.8.a.
Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed-end loans with negative amortization features secured by 1– 4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of the preceding December 31 report date, that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale (as reported in Schedule RC-C, Part I, item 12, column B).			
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1–4 family residential properties	F231	NA	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1–4 family residential properties included in the amount reported in Memorandum item 8.a above	F232	NA	M.8.c
9. Loans secured by 1–4 family residential properties in process of foreclosure (included in Schedule RC-C, Part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	F577	0	M.9.

10. and 11. Not applicable

1. Exclude loans secured by real estate that are included in Schedule RC-C, Part I, items 1.a through 1.e, column B.
2. The $300 million asset-size test is based on the total assets reported on the *June 30, 2022*, Report of Condition.
3. Memorandum item 7 is to be completed only by institutions that have not yet adopted ASU 2016-13.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 29 of 86 RC-13 Schedule RC-C—Continued Part I—Continued Memoranda—Continued Dollar Amounts in Thousands RCON Amount Memorandum item 16 is to be completed by all banks. 16. Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit that have converted to non-revolving closed-end status (included in item 1.c.(1) above)... LE75 0 M.16. Amounts reported in Memorandum items 17.a and 17.b will not be made available to the public on an individual institution basis. 17. Eligible loan modifications under Section 4013,Temporary Relief from Troubled Debt Restructurings, of the 2020 Coronavirus Aid, Relief, and Economic Security Act: Number a. Number of Section 4013 loans outstanding........................................................................................................ LG24 0 M.17.a. Amount b. Outstanding balance of Section 4013 loans......................................................................................................... LG25 0 M.17.b. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 30 of 86 RC-14 Schedule RC-C—Continued Part II. Loans to Small Businesses and Small Farms Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger. Loans to Small Businesses 1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4, (1) have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the RCON Yes No box marked “NO.”) ..................................................................................................................................................................................................... 6999 x 1. If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5. 2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, Part Number of Loans I, loan categories: RCON Number a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.) ............................................................................................................................................................. 5562 NA 2.a. b. “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4 (1) (Note: Item 4, 5563 (1) divided by the number of loans should NOT exceed $100,000.) NA 2.b. (Column A) (Column B) Number of Loans Amount Currently Dollar Amounts in Thousands Outstanding 3. Number and amount currently outstanding of “Loans secured by nonfarm RCON Number RCON Amount nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, Part I, sum of items 1.e.(1) and 1.e.(2)): a. With original amounts of $100,000 or less ........................................................................................................................... 5564 0 5565 0 3.a. b. With original amounts of more than $100,000 through $250,000 ................................................................................................ 5566 0 5567 0 3.b. c. With original amounts of more than $250,000 through $1,000,000 ............................................................................................. 5568 0 5569 0 3.c. 4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4 (1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, Part I, item 4 (1)): a. With original amounts of $100,000 or less ........................................................................................................................... 5570 0 5571 0 4.a. b. With original amounts of more than $100,000 through $250,000 ................................................................................................ 5572 1 5573 0 4.b. c. With original amounts of more than $250,000 through $1,000,000 ............................................................................................. 5574 0 5575 0 4.c. 1. Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, Part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.” 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 31 of 86 RC-15 Schedule RC-C—Continued Part II—Continued Agricultural Loans to Small Farms 5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” in reported in Schedule RC-C, Part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding inboth of these two RCON Yes No loan categories, place an “X” in the box marked “NO.”) ............................................................................................................. 6860 x 5. If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8. 6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, Part I, loan categories: a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b (Note: Item 1.b, divided by the number of loans should NOT exceed $100,000.) .......................................................................................................................................................... b. “Loans to finance agricultural production and other loans to farmers” in reported in Schedule RC-C, Part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.) Currently Dollar Amounts in Thousands Outstanding 7. Number and amount currently outstanding of “Loans secured by farmland RCON Number RCON Amount (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, Part I, item 1.b): a. With original amounts of $100,000 or less......................................................................................................................... 5578 NA 5579 NA 7.a. b. With original amounts of more than $100,000 through $250,000 ....................................................................................... 5580 NA 5581 NA 7.b. c. With original amounts of more than $250,000 through $500,000 .................................................................................. 5582 NA 5583 NA 7.c. 8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, Part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, Part I, item 3): a. With original amounts of $100,000 or less.......................................................................................................................... 5584 NA 5585 NA 8.a. b. With original amounts of more than $100,000 through $250,000 ....................................................................................... 5586 NA 5587 NA 8.b. c. With original amounts of more than $250,000 through $500,000 ........................................................................................ 5588 NA 5589 NA 8.c. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 32 of 86 RC-16 Schedule RC-D—Trading Assets and Liabilities Schedule RC-D is to be completed by banks that (1) reported total trading assets of $10 million or more in any of the four preceding calendar quarters, or (2) meet the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes. Dollar Amounts in Thousands RCON Amount Assets 1. U.S. Treasury securities... 3531 0 1. 2. U.S. Government agency obligations (exclude mortgage-backed securities) 3532 0 2. 3. Securities issued by states and political subdivisions in the U.S....................................................................................................................... 3533 0 3. 4. Mortgage-backed securities (MBS): a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA……………………………………..…………..................................................................................................... G379 0 4.a. b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored G380 agencies (1) (include CMOs, REMICs, and stripped MBS).................................................................................................................................. 0 4.b. c. All other residential MBS................................................................................................................................................................ G381 0 4.c. d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored K197 agencies (1) ... 0 4.d. e. All other commercial MBS................................................................................................................................................................................................... K198 0 4.e. 5. Other debt securities: a. Structured financial products HT62 0 5.a. b. All other debt securities... G386 0 5.b. 6. Loans: a. Loans secured by real estate: (1) Loans secured by 1-4 family residential properties.................................................................................................... HT63 0 6.a.(1) (2) All other loans secured by real estate....................................................................................................................... HT64 0 6.a.(2) b. Commercial and industrial loans F614 0 6.b. c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)........................................................................................................ HT65 0 6.c. d. Other loans... F618 0 6.d. 7. and 8. Not applicable 9. Other trading assets... 3541 0 9. 10. Not applicable 11. Derivatives with a positive fair value 3543 0 11. 12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)....................................................................................................................... 3545 0 12. Liabilities 13. a. Liability for short positions... 3546 0 13.a. b. Other trading liabilities... F624 0 13.b. 14. Derivatives with a negative fair value 3547 0 14. 15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15).............................................................. 3548 0 15. _______________ 1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). Memoranda Dollar Amounts in Thousands RCON Amount 1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d): a. Loans secured by real estate: (1) Loans secured by 1-4 family residential properties……………………………………………..….……......... HT66 0 M.1.a.(1) (2) All other loans secured by real estate………………………………………………………………................... HT67 0 M.1.a.(2) b. Commercial and industrial loans………………………………………………………………………………………………………. F632 0 M.1.b. c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)…………………………………………………………........... HT68 0 M.1.c. d. Other loans…………………………………………………………………………......................................…………………………................... F636 0 M.1.d. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 32 of 86
RC-16

Schedule RC-D—Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that (1) reported total trading assets of $10 million or more in any of the four preceding calendar quarters, or (2) meet the FDIC's definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar Amounts in Thousands	RCON	Amount	
Assets			
1. U.S. Treasury securities	3531	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	3533	0	3.
4. Mortgage-backed securities (MBS):			
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	G379	0	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies [1] (include CMOs, REMICs, and stripped MBS)	G380	0	4.b.
c. All other residential MBS	G381	0	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies [1]	K197	0	4.d.
e. All other commercial MBS	K198	0	4.e.
5. Other debt securities:			
a. Structured financial products	HT62	0	5.a.
b. All other debt securities	G386	0	5.b.
6. Loans:			
a. Loans secured by real estate:			
(1) Loans secured by 1-4 family residential properties	HT63	0	6.a.(1)
(2) All other loans secured by real estate	HT64	0	6.a.(2)
b. Commercial and industrial loans	F614	0	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	HT65	0	6.c.
d. Other loans	F618	0	6.d.
7. and 8. Not applicable			
9. Other trading assets	3541	0	9.
10. Not applicable			
11. Derivatives with a positive fair value	3543	0	11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	3545	**0**	12.
Liabilities			
13. a. Liability for short positions	3546	0	13.a.
b. Other trading liabilities	F624	0	13.b.
14. Derivatives with a negative fair value	3547	0	14.
15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)	3548	**0**	15.

1. U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Memoranda

Dollar Amounts in Thousands	RCON	Amount	
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):			
a. Loans secured by real estate:			
(1) Loans secured by 1-4 family residential properties	HT66	0	M.1.a.(1)
(2) All other loans secured by real estate	HT67	0	M.1.a.(2)
b. Commercial and industrial loans	F632	0	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	HT68	0	M.1.c.
d. Other loans	F636	0	M.1.d.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 33 of 86
RC-17

Schedule RC-E—Deposit Liabilities

Dollar Amounts in Thousands	Transaction Accounts: (Column A) Total Transaction Accounts (Including Total Demand Deposits) RCON	Amount	Transaction Accounts: (Column B) Memo: Total Demand Deposits (1) (Included in Column A) RCON	Amount	Nontransaction Accounts: (Column C) Total Nontransaction Accounts (Including MMDAs) RCON	Amount	
Deposits of:							
1. Individuals, partnerships, and corporations	B549	14,670,000			B550	2,832,000	1.
2. U.S. Government	2202	0			2520	0	2.
3. States and political subdivisions in the U.S.	2203	68,000			2530	0	3.
4. Commercial banks and other depository institutions in the U.S.	B551	340,000			B552	190,000	4.
5. Banks in foreign countries	2213	7,778,000			2236	117,000	5.
6. Foreign governments and official institutions (including foreign central banks)	2216	283,000			2377	0	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	2215	**23,139,000**	2210	23,137,000	2385	**3,139,000**	7.

Memoranda

Dollar Amounts in Thousands	RCON	Amount	
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	6835	48,000	M.1.a.
b. Total brokered deposits	2365	319,000	M.1.b.
c. Brokered deposits of $250,000 or less (fully insured brokered deposits) (2)	HK05	312,000	M.1.c.
d. Maturity data for brokered deposits:			
(1) Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)	HK06	312,000	M.1.d.(1)
(2) Not applicable			
(3) Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	K220	7,000	M.1.d.(3)
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) *(to be completed for the December report only)*	5590	0	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	K223	0	M.1.f.
g. Total reciprocal deposits	JH83	0	M.1.g.
h. Sweep deposits:			
(1) Fully insured, affiliate sweep deposits	MT87	110,000	M.1.h.(1)
(2) Not fully insured, affiliate sweep deposits	MT89	462,000	M.1.h.(2)
(3) Fully insured, non-affiliate sweep deposits	MT91	0	M.1.h.(3)
(4) Not fully insured, non-affiliate sweep deposits	MT93	0	M.1.h.(4)
i. Total sweep deposits that are not brokered deposits	MT95	536,000	M.1.i.

1. Includes interest-bearing and noninterest-bearing demand deposits.
2. The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limits in effect on the report date.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 35 of 86 RC-19 Schedule RC-E—Continued Memoranda—Continued Dollar Amounts in Thousands RCON Amount 7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above): a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above): (1) Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use P756 NA M.7.a.(1) (2) Deposits in all other MMDAs of individuals, partnerships, and corporations P757 NA M.7.a.(2) b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above): (1) Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use P758 NA M.7.b.(1) (2) Deposits in all other savings deposit accounts of individuals, partnerships, and corporations P759 NA M.7.b.(2) 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 36 of 86 RC-20 Schedule RC-F—Other Assets (1) Dollar Amounts in Thousands RCON Amount . Accrued interest receivable B556 1 (2)……………………………………………………………………………….............................................. 112,000 1. . Net deferred tax assets 2148 2 (3)……………………………………………………………………………….............................................. 456,000 2. 3. Interest-only strips receivable (not in the form of a security) HT80 (4) ……………………………………………… 0 3. . Equity investments without readily determinable fair values 1752 4 (5)………………………………...................................... 97,000 4. 5. Life insurance assets: a. General account life insurance assets………………………………………………………………………….. K201 0 5.a. b. Separate account life insurance assets………………………………………………………………………………… K202 0 5.b. c. Hybrid account life insurance assets……………………………………………………………………………….. K270 0 5.c. 6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item) 2168 1,825,000 6. a. Prepaid expenses…………....................................................................................................................................... 2166 0 6.a. b. Repossessed personal property (including vehicles)………………….................................................. 1578 0 6.b. c. Derivatives with a positive fair value held for purposes other than trading…………………………………………………..……………..................................................... C010 0 6.c. d. Not applicable e. Computer software.............................................................................................................................................................. FT33 0 6.e. f. Accounts receivable.............................................................................................................................................................. FT34 1,353,000 6.f. g. Receivables from foreclosed government-guaranteed mortgage loans.................................................................................................. FT35 0 6.g. TEXT h. 3549 . 3549 0 6.h TEXT i. 3550 . 3550 0 6.i TEXT j. 3551 j 3551 0 6. . 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)…………………………………………….. 2160 2,490,000 7. 1. Institutions that have adopted ASU 2016-13 should report asset amounts in Schedule RC-F net of any applicable allowance for credit losses. 2. Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivable on interest-bearing assets that is reported elsewhere on the balance sheet. 3. See discussion of deferred income taxes in Glossary entry on “income taxes.” 4. Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate. 5. Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock. Schedule RC-G—Other Liabilities Dollar Amounts in Thousands RCON Amount . a. Interest accrued and unpaid on deposits 3645 1 (1) …………………………………………………………….……………………....51,000 1.a. b. Other expenses accrued and unpaid (includes accrued income taxes payable)…………………………………………………… 3646 650,000 1.b. . Net deferred tax liabilities 3049 2 (2)………………………………………………………………………………………………………………..0 2. . Allowance for credit losses on off-balance-sheet credit exposures B557 3 (3)…………………………………………….………………………. 2,000 3. 4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item) 2938 2,079,000 4. a. Accounts payable…………………………………………………..…………………………………… 3066 989,000 4.a. b. Deferred compensation liabilities……………………………………………………………………… C011 0 4.b. c. Dividends declared but not yet payable………………………………….……………………………. 2932 0 4.c. d. Derivatives with a negative fair value held for purposes other than trading C012 0 4.d. e. Operating lease liabilities.................................................................................................................................. LB56 0 4.e. TEXT f. 3552 f 3552 0 4. . TEXT g. 3553 . 3553 0 4.g TEXT h. 3554 h 3554 0 4. . 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)…………………………………………………………………. 2930 2,782,000 5. 1. For savings banks, include “dividends” accrued and unpaid on deposits. 2. See discussion of deferred income taxes in Glossary entry on “income taxes.” 3. Institutions that have adopted ASU 2016-13 should report in item 3 the allowance for credit losses on those off-balance sheet credit exposures that fall within the scope of the standard. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 36 of 86
RC-20

Schedule RC-F—Other Assets (1)

Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	
1. Accrued interest receivable (2)			B556	112,000	1.
2. Net deferred tax assets (3)			2148	456,000	2.
3. Interest-only strips receivable (not in the form of a security) (4)			HT80	0	3.
4. Equity investments without readily determinable fair values (5)			1752	97,000	4.
5. Life insurance assets:					
a. General account life insurance assets			K201	0	5.a.
b. Separate account life insurance assets			K202	0	5.b.
c. Hybrid account life insurance assets			K270	0	5.c.
6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)			2168	1,825,000	6.
a. Prepaid expenses	2166	0			6.a.
b. Repossessed personal property (including vehicles)	1578	0			6.b.
c. Derivatives with a positive fair value held for purposes other than trading	C010	0			6.c.
d. Not applicable					
e. Computer software	FT33	0			6.e.
f. Accounts receivable	FT34	1,353,000			6.f.
g. Receivables from foreclosed government-guaranteed mortgage loans	FT35	0			6.g.
h. TEXT 3549	3549	0			6.h.
i. TEXT 3550	3550	0			6.i.
j. TEXT 3551	3551	0			6.j.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)			2160	2,490,000	7.

1. Institutions that have adopted ASU 2016-13 should report asset amounts in Schedule RC-F net of any applicable allowance for credit losses.
2. Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivable on interest-bearing assets that is reported elsewhere on the balance sheet.
3. See discussion of deferred income taxes in Glossary entry on "income taxes."
4. Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
5. Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

Schedule RC-G—Other Liabilities

Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	
1. a. Interest accrued and unpaid on deposits (1)			3645	51,000	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)			3646	650,000	1.b.
2. Net deferred tax liabilities (2)			3049	0	2.
3. Allowance for credit losses on off-balance-sheet credit exposures (3)			B557	2,000	3.
4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)			2938	2,079,000	4.
a. Accounts payable	3066	989,000			4.a.
b. Deferred compensation liabilities	C011	0			4.b.
c. Dividends declared but not yet payable	2932	0			4.c.
d. Derivatives with a negative fair value held for purposes other than trading	C012	0			4.d.
e. Operating lease liabilities	LB56	0			4.e.
f. TEXT 3552	3552	0			4.f.
g. TEXT 3553	3553	0			4.g.
h. TEXT 3554	3554	0			4.h.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)			2930	2,782,000	5.

1. For savings banks, include "dividends" accrued and unpaid on deposits.
2. See discussion of deferred income taxes in Glossary entry on "income taxes."
3. Institutions that have adopted ASU 2016-13 should report in item 3 the allowance for credit losses on those off-balance sheet credit exposures that fall within the scope of the standard.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 38 of 86 RC-22 Schedule RC-K—Quarterly Averages (1) —Continued Memorandum Dollar Amounts in Thousands RCON Amount Memorandum item 1 is to be completed by: (2) • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part 1, item 3) exceeding 5 percent of total loans. 1. Loans to finance agricultural production and other loans to farmers .......................................................................... 3386 0 M.1. 1. For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter). 2. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2022, Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 Schedule RC-L—Derivatives and Off-Balance-Sheet Items FFIEC 041 Page 39 of 86 RC-23 Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk. Dollar Amounts in Thousands RCON Amount 1. Unused commitments: a. Revolving, open-end lines secured by 1–4 family residential properties, e.g., home equity lines... 3814 170,000 1.a. Item 1.a.(1) is to be completed for the December report only. (1) Unused commitments for reverse mortgages outstanding that are held for investment (included in item 1.a. above)... HT72 0 1.a.(1) b. Credit card lines... 3815 0 1.b. Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only by banks with either $300 million or more in total assets or $300 million or more in credit card lines (1) (sum of items 1.b.(1) and 1.b.(2) must equal item 1.b). (1) Unused consumer credit card lines............................................................................................................................................................................. J455 0 1.b.(1) (2) Other unused credit card lines..................................................................................................................................................................................... J456 0 1.b.(2) c. Commitments to fund commercial real estate, construction, and land development loans: (1) Secured by real estate: (a) 1–4 family residential construction loan commitments............................................................................................................................................ F164 0 1.c.(1)(a) (b) Commercial real estate, other construction loan, and land development loan commitments... F165 254,000 1.c.(1)(b) (2) NOT secured by real estate.......................................................................................................................................................................................... 6550 0 1.c.(2) d. Securities underwriting... 3817 0 1.d. e. Other unused commitments: (1) Commercial and industrial loans................................................................................................................................................................................. J457 282,000 1.e.(1) (2) Loans to financial institutions...................................................................................................................................................................................... J458 308,000 1.e.(2) (3) All other unused commitments.................................................................................................................................................................................... J459 6,867,000 1.e.(3) 2. Financial standby letters of credit…………………………………………………………..…….................................................................................................... 3819 241,000 2. Item 2.a is to be completed by banks with $1 billion or more in total assets. (1) 3820 a. Amount of financial standby letters of credit conveyed to others………………………………........................................ 0 2.a. 3. Performance standby letters of credit…………………………………………………….……..................................................................................................... 3821 104,000 3. Item 3.a is to be completed by banks with $1 billion or more in total assets. (1) 3822 a. Amount of performance standby letters of credit conveyed to others…………………………........................................ 0 3.a. 4. Commercial and similar letters of credit………………………….…………………………………………………………….……..................................................... 3411 0 4. 5. Not applicable 6. Securities lent and borrowed: a. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)………………………………………………………….………………………………………….…….......................... 3433 0 6.a. b. Securities borrowed...................................................................................................................................................................................... 3432 0 6.b. (Column A) (Column B) Sold Protection Purchased Protection 7. Credit derivatives: RCON Amount RCON Amount a. Notional amounts: (1) Credit default swaps………………………………………….... C968 0 C969 0 7.a.(1) (2) Total return swaps…………………………………………….... C970 0 C971 0 7.a.(2) (3) Credit options……………………………………………………. C972 0 C973 0 7.a.(3) (4) Other credit derivatives……………………………………….... C974 0 C975 0 7.a.(4) 1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the June 30, 2022, Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 39 of 86
RC-23

Schedule RC-L—Derivatives and Off-Balance-Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands	RCON	Amount	
1. Unused commitments:			
a. Revolving, open-end lines secured by 1–4 family residential properties, e.g., home equity lines	3814	170,000	1.a.
Item 1.a.(1) is to be completed for the December report only.			
(1) Unused commitments for reverse mortgages outstanding that are held for investment (included in item 1.a. above)	HT72	0	1.a.(1)
b. Credit card lines	3815	0	1.b.
Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only by banks with either $300 million or more in total assets or $300 million or more in credit card lines (1) (sum of items 1.b.(1) and 1.b.(2) must equal item 1.b).			
(1) Unused consumer credit card lines	J455	0	1.b.(1)
(2) Other unused credit card lines	J456	0	1.b.(2)
c. Commitments to fund commercial real estate, construction, and land development loans:			
(1) Secured by real estate:			
(a) 1–4 family residential construction loan commitments	F164	0	1.c.(1)(a)
(b) Commercial real estate, other construction loan, and land development loan commitments	F165	254,000	1.c.(1)(b)
(2) NOT secured by real estate	6550	0	1.c.(2)
d. Securities underwriting	3817	0	1.d.
e. Other unused commitments:			
(1) Commercial and industrial loans	J457	282,000	1.e.(1)
(2) Loans to financial institutions	J458	308,000	1.e.(2)
(3) All other unused commitments	J459	6,867,000	1.e.(3)
2. Financial standby letters of credit	3819	241,000	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. (1)			
a. Amount of financial standby letters of credit conveyed to others — 3820: 0			2.a.
3. Performance standby letters of credit	3821	104,000	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. (1)			
a. Amount of performance standby letters of credit conveyed to others — 3822: 0			3.a.
4. Commercial and similar letters of credit	3411	0	4.
5. Not applicable			
6. Securities lent and borrowed:			
a. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	3433	0	6.a.
b. Securities borrowed	3432	0	6.b.

7. Credit derivatives:	(Column A) Sold Protection		(Column B) Purchased Protection		
	RCON	Amount	RCON	Amount	
a. Notional amounts:					
(1) Credit default swaps	C968	0	C969	0	7.a.(1)
(2) Total return swaps	C970	0	C971	0	7.a.(2)
(3) Credit options	C972	0	C973	0	7.a.(3)
(4) Other credit derivatives	C974	0	C975	0	7.a.(4)

1. The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the *June 30, 2022*, Report of Condition.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 40 of 86
RC-24

Schedule RC-L—Continued

Dollar Amounts in Thousands	(Column A) Sold Protection RCON	Amount	(Column B) Purchased Protection RCON	Amount	
7. b. Gross fair values:					
(1) Gross positive fair value	C219	0	C221	0	7.b.(1)
(2) Gross negative fair value	C220	0	C222	0	7.b.(2)

	RCON	Amount	
7. c. Notional amounts by regulatory capital treatment: (1)			
(1) Positions covered under the Market Risk Rule:			
(a) Sold protection	G401	0	7.c.(1)(a)
(b) Purchased protection	G402	0	7.c.(1)(b)
(2) All other positions:			
(a) Sold protection	G403	0	7.c.(2)(a)
(b) Purchased protection that is recognized as a guarantee for regulatory capital purposes	G404	0	7.c.(2)(b)
(c) Purchased protection that is not recognized as a guarantee for regulatory capital purposes	G405	0	7.c.(2)(c)

Dollar Amounts in Thousands	Remaining Maturity of: (Column A) One Year or Less RCON	Amount	(Column B) Over One Year Through Five Years RCON	Amount	(Column C) Over Five Years RCON	Amount	
7. d. Notional amounts by remaining maturity:							
(1) Sold credit protection: (2)							
(a) Investment grade	G406	0	G407	0	G408	0	7.d.(1)(a)
(b) Subinvestment grade	G409	0	G410	0	G411	0	7.d.(1)(b)
(2) Purchased credit protection: (3)							
(a) Investment grade	G412	0	G413	0	G414	0	7.d.(2)(a)
(b) Subinvestment grade	G415	0	G416	0	G417	0	7.d.(2)(b)

	RCON	Amount	RCON	Amount	
8. Not applicable					
9. All other off-balance-sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25 percent of Schedule RC, item 27.a, "Total bank equity capital")			3430	0	9.
a. Not applicable					
b. Commitments to purchase when-issued securities	3434	0			9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank's behalf	C978	0			9.c.
d. TEXT 3555	3555	0			9.d.
e. TEXT 3556	3556	0			9.e.
f. TEXT 3557	3557	0			9.f.
10. All other off-balance-sheet assets (exclude derivatives) (itemize and describe each component of this item over 25 percent of Schedule RC, item 27.a, "Total bank equity capital")			5591	0	10.
a. Commitments to sell when-issued securities	3435	0			10.a.
b. TEXT 5592	5592	0			10.b.
c. TEXT 5593	5593	0			10.c.
d. TEXT 5594	5594	0			10.d.
e. TEXT 5595	5595	0			10.e.

1. Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
2. Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
3. Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 42 of 86 RC-26 Schedule RC-L—Continued (Column A) (Column B) (Column C) (Column D) Interest Rate Foreign Exchange Equity Derivative Commodity and Other Dollar Amounts in Thousands Contracts Contracts Contracts Contracts Derivatives Position Indicators Amount Amount Amount Amount 15. Gross fair values of derivative contracts: a. Contracts held for trading: (1) Gross positive fair RCON 8733 RCON 8734 RCON 8735 RCON 8736 value………………………………………………………… 0 0 0 0 15.a.(1) (2) Gross negative fair RCON 8737 RCON 8738 RCON 8739 RCON 8740 value……………………………………………………………… 0 0 0 0 15.a.(2) b. Contracts held for purposes other than trading: (1) Gross positive fair RCON 8741 RCON 8742 RCON 8743 RCON 8744 value………………………………………… 392,000 0 0 0 15.b.(1) (2) Gross negative fair RCON 8745 RCON 8746 RCON 8747 RCON 8748 value…………………………………………………………………………… 460,000 0 0 0 15.b.(2) (Column A) (Columns B-D) (Column E) Banks and Securities Not applicable Corporations and All Firms Other Counterparties Dollar Amounts in Thousands RCON Amount RCON Amount RCON Amount Item 16 is to be completed only by banks with total assets of $10 billion or more. (1) 16. Over-the-counter derivatives: a. Net current credit exposure………………..…............ G418 12,000 G422 375,000 16.a. b. Fair value of collateral: (1) Cash—U.S. dollar……………………………............G423 13,000 G427 0 16.b.(1) (2) Cash—Other currencies…………………............... G428 0 G432 0 16.b.(2) (3) U.S. Treasury securities………………….............. G433 0 G437 0 16.b.(3) (4) through (6) Not Applicable (7) All other collateral…………………………................. G453 0 G457 0 16.b.(7) (8) Total fair value of collateral (sum of items 16.b.(1) through (7))………………............... G458 13,000 G462 0 16.b.(8) 1. The $10 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 43 of 86 RC-27 Schedule RC-M—Memoranda Dollar Amounts in Thousands RCON Amount 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date: a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests……………………………………………………………………………………………… 6164 0 1.a. b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 Number percent of total capital as defined for this purpose in agency regulations………………………………… 6165 0 1.b. 2. Intangible assets: a. Mortgage servicing assets……………………………………………………………………………………………………………. 3164 0 2.a. (1) Estimated fair value of mortgage servicing assets……………………………………………… A590 0 2.a.(1) b. Goodwill………………………….……………………………….…….……………………………….…….……………………………….…….………………………………. 3163 0 2.b. c. All other intangible assets………………………………………………………………………………………………… JF76 2,000 2.c. d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)…………………………………………………….. 2143 2,000 2.d. 3. Other real estate owned: a. Construction, land development, and other land………………………………………………………………....................... 5508 0 3.a. b. Farmland………………………………………………………………………………………………………….................... 5509 0 3.b. c. 1–4 family residential properties………………………………………………………………………………................. 5510 4,000 3.c. d. Multifamily (5 or more) residential properties…………………………………………………………………........................ 5511 0 3.d. e. Nonfarm nonresidential properties……………………………………………………………………………........................... 5512 0 3.e. f. Total (sum of items 3.a through 3.e) (must equal Schedule RC, item 7) 2150 4,000 3.f. 4. Cost of equity securities with readily determinable fair values not held for trading fair value of which is reported in Schedule RC, item 2.c) JA29 (the (1) ……………………………………… 0 4. 5. Other borrowed money: a. Federal Home Loan Bank advances: (1) Advances with a remaining maturity or next repricing date of: (2) (a) One year or less……………………………………………………………………………………………………………….. F055 0 5.a.(1)(a) (b) Over one year through three years…………………………………………………………………………………………… F056 0 5.a.(1)(b) (c) Over three years through five years………………………………………………………………………………………….. F057 0 5.a.(1)(c) (d) Over five years…………………………………………………………………………………………………………………. F058 0 5.a.(1)(d) (2) Advances with a REMAINING MATURITY of one year or less in item 5.a.(1)(a) above) 2651 (included (3)…………………………………………………………………………………………………………………………………. 0 5.a.(2) (3) Structured advances (included in items 5.a.(1)(a)–(d) above)……………………………………………………………….. F059 0 5.a.(3) b. Other borrowings: (1) Other borrowings with a remaining maturity or next repricing date of: (4) (a) One year or less………………………………………………………………………………..………………………………. F060 0 5.b.(1)(a) (b) Over one year through three years……………………………………………………………………………………………. F061 0 5.b.(1)(b) (c) Over three years through five years………………………………………………………………………………………….. F062 0 5.b.(1)(c) (d) Over five years…………………………………………………………………………………………………………………. F063 0 5.b.(1)(d) (2) Other borrowings with a REMAINING MATURITY of one year or less in item 5.b.(1)(a) above) B571 (included (5).............................................................................................................................................. 0 5.b.(2) c. Total (sum of items 5.a.(1)(a)–(d) and items 5.b.(1)(a)–(d)) (must equal Schedule RC, item 16) 3190 0 5.c. 1. Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities. 2. Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date. 3. Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year. 4. Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date. 5. Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating-rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 43 of 86
RC-27

Schedule RC-M—Memoranda

Dollar Amounts in Thousands			RCON	Amount	
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:					
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests			6164	0	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	6165	Number: 0			1.b.
2. Intangible assets:					
a. Mortgage servicing assets			3164	0	2.a.
(1) Estimated fair value of mortgage servicing assets	A590	0			2.a.(1)
b. Goodwill			3163	0	2.b.
c. All other intangible assets			JF76	2,000	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)			2143	**2,000**	2.d.
3. Other real estate owned:					
a. Construction, land development, and other land			5508	0	3.a.
b. Farmland			5509	0	3.b.
c. 1–4 family residential properties			5510	4,000	3.c.
d. Multifamily (5 or more) residential properties			5511	0	3.d.
e. Nonfarm nonresidential properties			5512	0	3.e.
f. Total (sum of items 3.a through 3.e) (must equal Schedule RC, item 7)			2150	**4,000**	3.f.
4. Cost of equity securities with readily determinable fair values not held for trading (the fair value of which is reported in Schedule RC, item 2.c) (1)			JA29	0	4.
5. Other borrowed money:					
a. Federal Home Loan Bank advances:					
(1) Advances with a remaining maturity or next repricing date of: (2)					
(a) One year or less			F055	0	5.a.(1)(a)
(b) Over one year through three years			F056	0	5.a.(1)(b)
(c) Over three years through five years			F057	0	5.a.(1)(c)
(d) Over five years			F058	0	5.a.(1)(d)
(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (3)			2651	0	5.a.(2)
(3) Structured advances (included in items 5.a.(1)(a)–(d) above)			F059	0	5.a.(3)
b. Other borrowings:					
(1) Other borrowings with a remaining maturity or next repricing date of: (4)					
(a) One year or less			F060	0	5.b.(1)(a)
(b) Over one year through three years			F061	0	5.b.(1)(b)
(c) Over three years through five years			F062	0	5.b.(1)(c)
(d) Over five years			F063	0	5.b.(1)(d)
(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (5)			B571	0	5.b.(2)
c. Total (sum of items 5.a.(1)(a)–(d) and items 5.b.(1)(a)–(d)) (must equal Schedule RC, item 16)			3190	**0**	5.c.

1. Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for "Securities Activities" for further detail on accounting for investments in equity securities.
2. Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.
3. Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
4. Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.
5. Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating-rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 45 of 86 RC-29 Schedule RC-M—Continued Dollar Amounts in Thousands RCON Amount 13. Portion of covered other real estate owned that is protected by FDIC loss-sharing agreements (included in Schedule RC, item 7)................................................................................................................................................ K192 0 13. Items 14.a and 14.b are to be completed annually in the December report only. 14.Captive insurance and reinsurance subsidiaries: a. assets of captive insurance subsidiaries K193 . Total (1) ................................................................................................................................................... 0 14.a b. Total assets of captive reinsurance subsidiaries K194 (1) .............................................................................................................................................. 0 14.b. Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender. 15.Qualified Thrift Lender (QTL) test: a. Does the institution use the Home Owners’ Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine RCON Number its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2).............................................................................................................................. L133 NA 15.a. b. Has the institution been in compliance with the HOLA QTL test as of each month end Yes No during the quarter or the IRS DBLA test for its most recent taxable year, as applicable? L135 15.b. Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only. 16. International remittance transfers offered to consumers: (2) a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date............................................................................................................................... N523 1,469 16.a. Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the most recent prior report in which item 16.a was required to be completed. b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date: Amount (1) Estimated dollar value of international remittance transfers................................................................................................................................................................................... N524 130,000 16.b.(1) (2) Estimated number of international remittance transfers for which your institution Number applied the permanent exchange rate exception.................................................................................................................................................................................. MM07 0 16.b.(2) (3) Estimated number of international remittance transfers for which your institution applied the permanent covered third-party fee exception.................................................................................................................................................................................. MQ52 0 16.b.(3) 17. U.S. Small Business Administration Paycheck Protection Program (PPP) loans (3) and the Federal Reserve PPP Liquidity Facility (PPPLF): a. Number of PPP loans outstanding............................................................................................................................................ LG26 0 17.a. Amount b. Outstanding balance of PPP loans............................................................................................................................................. LG27 0 17.b. c. Outstanding balance of PPP loans pledged to the PPPLF............................................................................................................... LG28 0 17.c. d. Outstanding balance of borrowings from Federal Reserve Banks under the PPPLF with a remaining maturity of: (1) One year or less.................................................................................................................................................................. LL59 0 17.d.(1) (2) More than one year....................................................................................................................................................... LL60 0 17.d.(2) e. Quarterly average amount of PPP loans pledged to the PPPLF and excluded from “Total assets for the leverage ratio” reported in Schedule RC-R, Part I, item 30................................................................................ LL57 0 17.e. 1. Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank. 2. Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are “remittance transfers” as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or (b) would qualify as “remittance transfers” under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f). For purposes of this item 16, such transfers are referred to as international remittance transfers. Exclude transfers sent by your institution as a correspondent bank for other providers. Report information only about transfers for which the reporting institution is the provider. 3. Paycheck Protection Program (PPP) covered loans as defined in sections 7(a)(36) and 7(a)(37) of the Small Business Act (15 U.S.C. 636(a)(36) and (37)). 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 45 of 86
RC-29

Schedule RC-M—Continued

Dollar Amounts in Thousands	RCON	Amount	
13. Portion of covered other real estate owned that is protected by FDIC loss-sharing agreements (included in Schedule RC, item 7)	K192	0	13.
Items 14.a and 14.b are to be completed annually in the December report only.			
14. Captive insurance and reinsurance subsidiaries:			
a. Total assets of captive insurance subsidiaries (1)	K193	0	14.a.
b. Total assets of captive reinsurance subsidiaries (1)	K194	0	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender.			
15. Qualified Thrift Lender (QTL) test:			
a. Does the institution use the Home Owners' Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)	RCON L133	Number NA	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	L135	Yes / No	15.b.
Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only.			
16. International remittance transfers offered to consumers: (2)			
a. Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date	N523	1,469	16.a.
Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the most recent prior report in which item 16.a was required to be completed.			
b. Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date:		Amount	
(1) Estimated dollar value of international remittance transfers	N524	130,000	16.b.(1)
(2) Estimated number of international remittance transfers for which your institution applied the permanent exchange rate exception	MM07	Number 0	16.b.(2)
(3) Estimated number of international remittance transfers for which your institution applied the permanent covered third-party fee exception	MQ52	0	16.b.(3)
17. U.S. Small Business Administration Paycheck Protection Program (PPP) loans (3) and the Federal Reserve PPP Liquidity Facility (PPPLF):			
a. Number of PPP loans outstanding	LG26	0	17.a.
		Amount	
b. Outstanding balance of PPP loans	LG27	0	17.b.
c. Outstanding balance of PPP loans pledged to the PPPLF	LG28	0	17.c.
d. Outstanding balance of borrowings from Federal Reserve Banks under the PPPLF with a remaining maturity of:			
(1) One year or less	LL59	0	17.d.(1)
(2) More than one year	LL60	0	17.d.(2)
e. Quarterly average amount of PPP loans pledged to the PPPLF and excluded from "Total assets for the leverage ratio" reported in Schedule RC-R, Part I, item 30	LL57	0	17.e.

1. Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.
2. Report information about international electronic transfers of funds offered to consumers in the United States that:
(a) are "remittance transfers" as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or
(b) would qualify as "remittance transfers" under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f).
For purposes of this item 16, such transfers are referred to as international remittance transfers.
Exclude transfers sent by your institution as a correspondent bank for other providers. Report information only about transfers for which the reporting institution is the provider.
3. Paycheck Protection Program (PPP) covered loans as defined in sections 7(a)(36) and 7(a)(37) of the Small Business Act (15 U.S.C. 636(a)(36) and (37)).

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 46 of 86
RC-30

Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing RCON	Amount	(Column B) Past due 90 days or more and still accruing RCON	Amount	(Column C) Nonaccrual RCON	Amount	
1. Loans secured by real estate:							
a. Construction, land development, and other land loans:							
(1) 1–4 family residential construction loans	F172	0	F174	0	F176	0	1.a.(1)
(2) Other construction loans and all land development and other land loans	F173	0	F175	0	F177	0	1.a.(2)
b. Secured by farmland	3493	0	3494	0	3495	0	1.b.
c. Secured by 1– 4 family residential properties:							
(1) Revolving, open-end loans secured by 1– 4 family residential properties and extended under lines of credit	5398	1,000	5399	0	5400	3,000	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:							
(a) Secured by first liens	C236	10,000	C237	2,000	C229	22,000	1.c.(2)(a)
(b) Secured by junior liens	C238	0	C239	0	C230	0	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	3499	0	3500	0	3501	0	1.d.
e. Secured by nonfarm nonresidential properties:							
(1) Loans secured by owner-occupied nonfarm nonresidential properties	F178	0	F180	0	F182	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	F179	0	F181	0	F183	0	1.e.(2)
2. Loans to depository institutions and acceptances of other banks	B834	0	B835	0	B836	0	2.
3. Not applicable							
4. Commercial and industrial loans	1606	0	1607	0	1608	0	4.
5. Loans to individuals for household, family, and other personal expenditures:							
a. Credit cards	B575	0	B576	0	B577	0	5.a.
b. Automobile loans	K213	0	K214	0	K215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	K216	0	K217	0	K218	0	5.c.
6. Not applicable							
7. All other loans (1)	5459	0	5460	0	5461	1,000	7.
8. Lease financing receivables	1226	0	1227	0	1228	0	8.
9. Total loans and leases (sum of items 1 through 8)	1406	**11,000**	1407	**2,000**	1403	**26,000**	9.
10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	3505	0	3506	0	3507	0	10.

1. Includes past due and nonaccrual "Loans to finance agricultural productions and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 48 of 86 RC-32 Schedule RC-N—Continued Memoranda (Column A) (Column B) (Column C) Past due Past due 90 Nonaccrual 30 through 89 days or more days and still and still accruing accruing Dollar Amounts in Thousands RCON Amount RCON Amount RCON Amount 1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part I, Memorandum item 1): a. Construction, land development, and other land loans: (1) 1–4 family residential construction loans ............................................................................................ K105 0 K106 0 K107 0 M.1.a.(1) (2) Other construction loans and all land development and other land loans ........................ K108 0 K109 0 K110 0 M.1.a.(2) b. Loans secured by 1–4 family residential properties…………………………………………................. F661 0 F662 0 F663 2,000 M.1.b. c. Secured by multifamily (5 or more) residential properties ........................................................................................... K111 0 K112 0 K113 0 M.1.c. d. Secured by nonfarm nonresidential properties: (1) Loans secured by owner-occupied nonfarm nonresidential properties.................................. K114 0 K115 0 K116 0 M.1.d.(1) (2) Loans secured by other nonfarm nonresidential properties ........................................................... K117 0 K118 0 K119 0 M.1.d.(2) e. Commercial and industrial loans ................................. K257 0 K258 0 K259 0 M.1.e. Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e.(1) and (2) must equal ‘Memorandum item 1.e): (1) (1) To U.S. addressees (domicile) ............................... K120 0 K121 0 K122 0 M.1.e.(1) (2) To non-U.S. addressees (domicile) .................................... K123 0 K124 0 K125 0 M.1.e.(2) f. All other loans ( include loans to individuals for household, family, and other personal expenditures) ............................................................. K126 0 K127 0 K128 0 M.1.f. Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C): (1) Loans secured by farmland ..................................................... K130 0 K131 0 K132 0 M.1.f.(1) (2) and (3) Not applicable 1. The $300 million asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 49 of 86 RC-33 Schedule RC-N—Continued Memoranda—Continued (Column A) (Column B) (Column C) Past due Past due 90 Nonaccrual 30 through 89 days or more days and still and still accruing accruing Dollar Amounts in Thousands RCON Amount RCON Amount RCON Amount 1. f. (4) Loans to individuals for household, family, and other personal expenditures: (a) Credit cards .......................................................... K274 0 K275 0 K276 0 M.1.f.(4)(a) (b) Automobile loans ............................................... K277 0 K278 0 K279 0 M.1.f.(4)(b) (c) Other (includes revolving credit plans other than credit cards and other consumer loans) .............................................. K280 0 K281 0 K282 0 M.1.f.(4)(c) Memorandum item 1.f.(5) is to be completed by: (1) • Banks with $300 million or more in total assets • Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans (5) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f, above ................................................................. K138 0 K139 0 K140 0 M.1.f.(5) 1. g.Total loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (sum of Memorandum items 1.a(1) through 1.e 1.f) HK26 HK27 HK28 plus (2)……………………………………………………………………………………………………………………… 0 0 2,000 M.1.g. 2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above.................................... 6558 0 6559 0 6560 0 M.2. 3. Memorandum items 3.a through 3.d are to be completed by banks with $300 million or more in total assets: (1) a.Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above).................................. 1248 0 1249 0 1250 0 M.3.a. b.Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above) .................................................................................................................................................. 5380 0 5381 0 5382 0 M.3.b. c. Commercial and industrial loans to non-U.S. addressees (domicile) included in Schedule RC-N, item 4, above................................... 1254 0 1255 0 1256 0 M.3.c. 1. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2022, Report of Condition. 2. Exclude amounts reported in Memorandum items 1.e.(1), 1.e.(2), and 1.f.(1) through 1.f.(5) when calculating the total in Memorandum item 1.g. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 50 of 86 Schedule RC-N—Continued RC-34 Memoranda—Continued (Column A) (Column B) (Column C) Past due Past due 90 Nonaccrual 30 through 89 days or more days and still and still accruing accruing Dollar Amounts in Thousands RCON Amount RCON Amount RCON Amount 3. d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above) ..............................F166 0 F167 0 F168 0 M.3.d. Memorandum item 4 is to be completed by: (1) • banks with $300 million or more in total assets • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans: 4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above) ................................................................... 1594 0 1597 0 1583 0 M.4. 5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)……………………. C240 0 C241 0 C226 0 M.5. RCON Amount 6. Not applicable Memorandum items 7, 8, 9.a, and 9.b are to be completed semiannually in the June and December reports only. 7. Additions to nonaccrual assets during the previous six months ...................................................................................................................... C410 0 M.7. 8. Nonaccrual assets sold during the previous six months................................................................................................................................. C411 0 M.8. (Column A) (Column B) (Column C) Past due Past due 90 Nonaccrual 30 through 89 days or more days and still and still accruing accruing Dollar Amounts in Thousands RCON Amount RCON Amount RCON Amount 9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3): (2) a. Outstanding balance......................................................................... L183 NA L184 NA L185 NA M.9.a. b. Amount included in Schedule RC-N, items 1 through 7, above..................................................................... L186 NA L187 NA L188 NA M.9.b. 1. The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2022, Report of Condition. 2. Memorandum items 9.a and 9.b should be completed only by institutions that have not yet adopted ASU 2016-13. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 51 of 86 RC-35 Schedule RC-O—Other Data for Deposit Insurance Assessments All FDIC-insured depository institutions must complete items 1 and 2, 4 through 9,10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 5 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 5 through 18 on a fully consolidated basis. Dollar Amounts in Thousands RCON Amount 1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations............................................................................................................. F236 26,567,000 1. 2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions............................... F237 0 2. 3. Not applicable 4. Average consolidated total assets for the calendar quarter .............................................................................................................................. K652 36,263,000 4. a. Averaging method used Number (for daily averaging, enter 1, for weekly averaging, enter 2) .......................................................................................................................................... K653 1 4.a. Amount 5. Average tangible equity for the calendar quarter K654 (1) ........................................................................................................................................... 9,542,000 5. 6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions………………………………………………………..…….... K655 0 6. 7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)–(d) minus item 10.b): a. One year or less........................................................................................................................................................... G465 0 7.a. b. Over one year through three years....................................................................................................................... G466 0 7.b. c. Over three years through five years......................................................................................................................... G467 0 7.c. d. Over five years.............................................................................................................................................................. G468 0 7.d. 8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a. through 8.d. must equal Schedule RC, item 19): a. One year or less............................................................................................................................................................ G469 0 8.a. b. Over one year through three years........................................................................................................................ G470 0 8.b. c. Over three years through five years........................................................................................................................... G471 0 8.c. d. Over five years............................................................................................................................................................. G472 0 8.d. 9. Brokered reciprocal deposits (included in Schedule RC-E, Memorandum item 1.b)....................................G803 0 9. Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution. a. Fully consolidated brokered reciprocal deposits................................................................................................................. L190 NA 9.a. 10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business Yes No conduct test set forth in FDIC regulations? ................................................................................................................................................................. K656 x 10. If the answer to item 10 is “YES,” complete items 10.a and 10.b. Amount a. Banker’s bank deduction.................................................................................................................................... K657 NA 10.a. b. Banker’s bank deduction limit .............................................................................................................................. K658 NA 10.b. 11.Custodial bank certification: Yes No Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? K659 x 11. If the answer to item 11 is “YES,” complete items 11.a and 11.b. (2) Amount a. Custodial bank deduction ....................................................................................................................................... K660 12,934,000 11.a. b. Custodial bank deduction limit ............................................................................................................................. K661 6,471,000 11.b. 1. See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions. 2. If the amount reported in item 11.b is zero, item 11.a may be left blank. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 52 of 86 RC-36 Schedule RC-O—Continued Memoranda Dollar Amounts in Thousands RCON Amount 1. Total deposit liabilities of the bank, including related interest accrued and unpaid, less allowable exclusions, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2): a. Deposit accounts (excluding retirement accounts) of $250,000 or less: (1) (1)Amount of deposit accounts (excluding retirement accounts) of $250,000 or less................................................................. F049 134,000 M.1.a.(1) (2)Number of deposit accounts (excluding retirement accounts) Number of $250,000 or less......................................................................................................................................... F050 5,836 M.1.a.(2) b. Deposit accounts (excluding retirement accounts) of more than $250,000: (1) (1)Amount of deposit accounts (excluding retirement accounts) of more than $250,000............................................................ F051 26,385,000 M.1.b.(1) (2)Number of deposit accounts (excluding retirement accounts) Number of more than $250,000........................................................................................................................ F052 3,294 M.1.b.(2) c. Retirement deposit accounts of $250,000 or less: (1) (1)Amount of retirement deposit accounts of $250,000 or less.................................................................................................... F045 47,000 M.1.c.(1) Number (2)Number of retirement deposit accounts of $250,000 or less........................................................... F046 143 M.1.c.(2) d. Retirement deposit accounts of more than $250,000: (1) (1)Amount of retirement deposit accounts of more than $250,000............................................................................................... F047 1,000 M.1.d.(1) Number (2)Number of retirement deposit accounts of more than $250,000........................................................ F048 2 M.1.d.(2) Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2) 2. Estimated amount of uninsured deposits including related interest accrued and unpaid instructions) 5597 (see (3)..................................................................................................................................................................... 25,562,000 M.2. 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association: RCON FDIC Cert. No. TEXT A545 A545 0 M.3. 4. Not applicable 1. The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date. 2. The $1 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition. 3. Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 53 of 86 RC-37 Schedule RC-O—Continued Amounts reported in Memorandum items 6 through 9, 14, and 15 will not be made available to the public on an individual institution basis. Memoranda—Continued Dollar Amounts in Thousands RCON Amount Memorandum items 5 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. 5. Applicable portion of the CECL transitional amount or modified CECL transitional amount that has been added to retained earnings for regulatory capital purposes as of the current report date and is attributable to loans and leases held for investment................................................................................................................................... MW53 0 M.5. 6. Criticized and classified items: a. Special mention ......................................................................................................................................................................... K663 1,850,000 M.6.a. b. Substandard...................................................................................................................................................................................... K664 172,000 M.6.b. c. Doubtful ............................................................................................................................................................................................. K665 5,000 M.6.c. d. Loss ................................................................................................................................................................................................... K666 0 M.6.d. 7. “Nontraditional 1–4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations: a. Nontraditional 1-4 family residential mortgage loans................................................................................................................................................... N025 1,705,000 M.7.a. b. Securitizations of nontraditional 1-4 family residential mortgage loans N026 0 M.7.b. 8. “Higher-risk consumer loans” as defined for assessment purposes only in FDIC regulations: a. Higher-risk consumer loans……........................................................................................................................................................................ N027 35,000 M.8.a. b. Securitizations of higher-risk consumer loans…........................................................................................................................................................................ N028 0 M.8.b. 9. “Higher-risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations: a. Higher-risk commercial and industrial loans and securities............................................................................................................................................................ N029 0 M.9.a. b. Securitizations of higher-risk commercial and industrial loans and securities N030 0 M.9.b. 10. Commitments to fund construction, land development, and other land loans secured by real estate: a. Total unfunded commitments ....................................................................................................................................... K676 254,000 M.10.a. b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC) .......................................................................................................................................................................... K677 0 M.10.b. 11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements) .......................................................... K669 0 M.11. 12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Part I, Memorandum item 2.d) K678 217,000 M.12. Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only. 13. Portion of funded loans and securities guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements): a. Construction, land development, and other land loans secured by real estate .......................................................... N177 0 M.13.a. b. Loans secured by multifamily residential and nonfarm nonresidential properties ...............................N178 0 M.13.b. c. Closed-end loans secured by first liens on 1–4 family residential properties ............................................................ N179 0 M.13.c. d. Closed-end loans secured by junior liens on 1–4 family residential properties and revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit ................................................................................................................................................... N180 0 M.13.d. e. Commercial and industrial loans ................................................................................................................................ N181 0 M.13.e. f. Credit card loans to individuals for household, family, and other personal expenditures …....................................... N182 0 M.13.f. g. All other loans to individuals for household, family, and other personal expenditures N183 0 M.13.g. h. Non-agency residential mortgage-backed securities............................................................................................................................... M963 0 M.13.h. Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations. 14. Amount of the institution’s largest counterparty exposure ............................................................................................. K673 NA M.14. 15. Total amount of the institution’s 20 largest counterparty exposures ................................................................................ K674 NA M.15. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 54 of 86 RC-38 Schedule RC-O—Continued Memoranda—Continued Dollar Amounts in Thousands RCON Amount Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. 16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, Part I, Memorandum item 1)....................................................................................................................................................................... L189 0 M.16. Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution. 17. Selected fully consolidated data for deposit insurance assessment purposes: a. Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations....................................................................................................................................................................... L194 NA M.17.a. b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions............................. L195 NA M.17.b. c. Unsecured “Other borrowings” with a remaining maturity of one year or less L196 NA M.17.c. d. Estimated amount of uninsured deposits, including related interest accrued and unpaid L197 NA M.17.d. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 55 of 86 RC-39 Schedule RC-O—Continued Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis. Two-Year Probability of Default (PD) (Column A) (Column B) (Column C) (Column D) (Column E) (Column F) (Column G) (Column H) < 1% 1.01–4% 4.01–7% 7.01–10% 10.01–14% 14.01–16% 16.01–18% 18.01–20% Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount 18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default: a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes RCON M964 RCON M965 RCON M966 RCON M967 RCON M968 RCON M969 RCON M970 RCON M971 only in FDIC regulations………………………………………………………………………………… 400,000 616,000 351,000 179,000 54,000 4,000 0 3,000 M.18.a. b. Closed-end loans secured by first liens on 1-4 family RCON M979 RCON M980 RCON M981 RCON M982 RCON M983 RCON M984 RCON M985 RCON M986 residential properties…………………………… 44,000 86,000 40,000 3,000 5,000 0 0 0 M.18.b. c. Closed-end loans secured by junior liens on 1-4 family RCON M994 RCON M995 RCON M996 RCON M997 RCON M998 RCON M999 RCON N001 RCON N002 residential properties………………………………………………………………………………… 6,000 13,000 2,000 1,000 10,000 0 0 0 M.18.c. d. Revolving, open-end loans secured by 1-4 family residential properties RCON N010 RCON N011 RCON N012 RCON N013 RCON N014 RCON N015 RCON N016 RCON N017 and extended under lines of credit 27,000 75,000 95,000 10,000 7,000 0 3,000 0 M.18.d. RCON N040 RCON N041 RCON N042 RCON N043 RCON N044 RCON N045 RCON N046 RCON N047 e. Credit cards………………………………………………………………………………… 0 0 0 0 0 0 0 0 M.18.e. RCON N055 RCON N056 RCON N057 RCON N058 RCON N059 RCON N060 RCON N061 RCON N062 f. Automobile loans………………………………………………………………………………… 0 0 0 0 0 0 0 0 M.18.f. RCON N070 RCON N071 RCON N072 RCON N073 RCON N074 RCON N075 RCON N076 RCON N077 g. Student loans…………………………………………………………………………… 0 0 0 0 0 0 0 0 M.18.g. h. Other consumer loans and revolving credit plans other RCON N085 RCON N086 RCON N087 RCON N088 RCON N089 RCON N090 RCON N091 RCON N092 than credit cards………………………………………………………………………………… 112,000 112,000 67,000 1,000 0 0 0 0 M.18.h. RCON N100 RCON N101 RCON N102 RCON N103 RCON N104 RCON N105 RCON N106 RCON N107 i. Consumer leases………………………………………………………………………………… 0 0 0 0 0 0 0 0 M.18.i. RCON N115 RCON N116 RCON N117 RCON N118 RCON N119 RCON N120 RCON N121 RCON N122 j. Total………………………………………………………………………………… 589,000 902,000 555,000 194,000 76,000 4,000 3,000 3,000 M.18.j. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 Schedule RC-O—Continued Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis. Two-Year Probability of Default (PD) (Column O) PDs Were (Column I) (Column J) (Column K) (Column L) (Column M) (Column N) Derived 20.01–22% 22.01–26% 26.01–30% > 30% Unscoreable Total Using (1) Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Number 18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default: a.“Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes RCON M972 RCON M973 RCON M974 RCON M975 RCON M976 RCON M977 RCON M978 only in FDIC regulations………………………………………………………………………………… 5,000 2,000 2,000 0 89,000 1,705,000 1 M.18.a. b.Closed-end loans secured by first liens on 1-4 family RCON M987 RCON M988 RCON M989 RCON M990 RCON M991 RCON M992 RCON M993 residential properties………………………………………………………………… 0 0 0 0 11,000 189,000 1 M.18.b. c. Closed-end loans secured by junior liens on 1-4 family RCON N003 RCON N004 RCON N005 RCON N006 RCON N007 RCON N008 RCON N009 residential properties………………………………………………………………………………… 0 0 0 0 0 32,000 1 M.18.c. d.Revolving, open-end loans secured by 1-4 family residential properties RCON N018 RCON N019 RCON N020 RCON N021 RCON N022 RCON N023 RCON N024 and extended under lines of credit………………………………………………………………………………… 0 0 0 0 47,000 264,000 1 M.18.d. RCON N048 RCON N049 RCON N050 RCON N051 RCON N052 RCON N053 RCON N054 e.Credit cards………………………………………………………………………………… 0 0 0 0 0 0 0 M.18.e. RCON N063 RCON N064 RCON N065 RCON N066 RCON N067 RCON N068 RCON N069 f. Automobile loans………………………………………………………………………………… 0 0 0 0 0 0 0 M.18.f. RCON N078 RCON N079 RCON N080 RCON N081 RCON N082 RCON N083 RCON N084 g.Student loans…………………………………………………………………………… 0 0 0 0 0 0 0 M.18.g. h.Other consumer loans and revolving credit plans other RCON N093 RCON N094 RCON N095 RCON N096 RCON N097 RCON N098 RCON N099 than credit cards………………………………………………………………………………… 0 0 0 0 15,000 307,000 1 M.18.h. RCON N108 RCON N109 RCON N110 RCON N111 RCON N112 RCON N113 RCON N114 i. Consumer leases………………………………………………………………………………… 0 0 0 0 0 0 0 M.18.i. RCON N123 RCON N124 RCON N125 RCON N126 RCON N127 RCON N128 j. Total………………………………………………………………………………… 5,000 2,000 2,000 0 162,000 2,497,000 M.18.j. 1. For PDs derived using scores and default rate mappings provided by a third-party vendor, enter 1; for PDs derived using an internal approach, enter 2; for PDs derived using third-party vendor mappings for some loans within a product type and an internal approach for other loans within the same product type, enter 3. If the total reported in Column N for a product type is zero, enter 0. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 57 of 86 RC-41 Schedule RC-P—1–4 Family Residential Mortgage Banking Activities Schedule RC-P is to be completed by banks at which either 1–4 family residential mortgage loan originations and purchases for resale (1) from all sources, loan sales, or quarter-end loans held for sale or trading exceed $10 million for two consecutive quarters. Dollar Amounts in Thousands RCON Amount 1. Retail originations during the quarter of 1–4 family residential mortgage loans for sale HT81 (1) .............................. 0 1. 2. Wholesale originations and purchases during the quarter of 1–4 family residential mortgage loans sale HT82 for (1)... 0 2. 3. 1–4 family residential mortgage loans sold during the quarter................................................................................ FT04 0 3. 4. 1–4 family residential mortgage loans held for sale or trading at quarter-end 4. (included in Schedule RC, items 4.a and 5)............................................................................................................ FT05 0 5. Noninterest income for the quarter from the sale, securitization, and servicing of 1–4 family RIAD residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)................................................. HT85 0 5. RCON 6. Repurchases and indemnifications of 1–4 family residential mortgage loans during the quarter.................................. HT86 0 6. 7. Representation and warranty reserves for 1–4 family residential mortgage loans sold: a. For representations and warranties made to U.S. government agencies and government-sponsored agencies................................................................................................................................................. L191 0 7.a. b. For representations and warranties made to other parties................................................................................................................................................. L192 0 7.b. c. Total representation and warranty reserves (sum of items 7.a and 7.b) M288 0 7.c. 1. Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis FFIEC 041 Page 58 of 86 RC-42 Schedule RC-Q is to be completed by banks that: (1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) Are required to complete Schedule RC-D, Trading Assets and Liabilities. (Column A) (Column B) (Column C) (Column D) (Column E) Total Fair Value LESS: Amounts Netted Level 1 Fair Value Level 2 Fair Value Level 3 Fair Value Reported on in the Determination of Measurements Measurements Measurements Schedule RC Total Fair Value Dollar Amounts in Thousands RCON Amount RCON Amount RCON Amount RCON Amount RCON Amount Assets 1. Available-for-sale debt securities and equity securities with readily determinable fair values trading JA36 G474 G475 G476 G477 not held for (1)…………………………………………………… 378,000 0 378,000 0 0 1. 2. Not applicable 3. Loans and leases held for sale........................................................................................................................... G483 0 G484 0 G485 0 G486 0 G487 0 3. 4. Loans and leases held for investment........................................................................................................................... G488 0 G489 0 G490 0 G491 0 G492 0 4. 5. Trading assets: a. Derivative assets........................................................................................................................... 3543 0 G493 0 G494 0 G495 0 G496 0 5.a. b. Other trading assets........................................................................................................................... G497 0 G498 0 G499 0 G500 0 G501 0 5.b. (1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b above)........................................................................................................................... F240 0 F684 0 F692 0 F241 0 F242 0 5.b.(1) 6. All other assets........................................................................................................................... G391 393,000 G392 4,000 G395 0 G396 397,000 G804 0 6. 7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)................................................................................................................................... G502 771,000 G503 4,000 G504 378,000 G505 397,000 G506 0 7. Liabilities 8. Deposits........................................................................................................................... F252 0 F686 0 F694 0 F253 0 F254 0 8. 9. Not applicable 10. Trading liabilities: a. Derivative liabilities........................................................................................................................... 3547 0 G512 0 G513 0 G514 0 G515 0 10.a. b. Other trading liabilities........................................................................................................................... G516 0 G517 0 G518 0 G519 0 G520 0 10.b. 11. and 12. Not applicable 13. All other liabilities........................................................................................................................... G805 457,000 G806 4,000 G807 0 G808 461,000 G809 0 13. 14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13).................................. G531 457,000 G532 4,000 G533 0 G534 461,000 G535 0 14. 1. The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 58 of 86
RC-42

Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(2) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar Amounts in Thousands	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements		
	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	
Assets											
1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading (1)	JA36	378,000	G474	0	G475	378,000	G476	0	G477	0	1.
2. Not applicable											
3. Loans and leases held for sale	G483	0	G484	0	G485	0	G486	0	G487	0	3.
4. Loans and leases held for investment	G488	0	G489	0	G490	0	G491	0	G492	0	4.
5. Trading assets:											
a. Derivative assets	3543	0	G493	0	G494	0	G495	0	G496	0	5.a.
b. Other trading assets	G497	0	G498	0	G499	0	G500	0	G501	0	5.b.
(1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b above)	F240	0	F684	0	F692	0	F241	0	F242	0	5.b.(1)
6. All other assets	G391	393,000	G392	4,000	G395	0	G396	397,000	G804	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	G502	771,000	G503	4,000	G504	378,000	G505	397,000	G506	0	7.
Liabilities											
8. Deposits	F252	0	F686	0	F694	0	F253	0	F254	0	8.
9. Not applicable											
10. Trading liabilities:											
a. Derivative liabilities	3547	0	G512	0	G513	0	G514	0	G515	0	10.a.
b. Other trading liabilities	G516	0	G517	0	G518	0	G519	0	G520	0	10.b.
11. and 12. Not applicable											
13. All other liabilities	G805	457,000	G806	4,000	G807	0	G808	461,000	G809	0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	G531	457,000	G532	4,000	G533	0	G534	461,000	G535	0	14.

1. The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 59 of 86
RC-43

Schedule RC-Q—Continued

Dollar Amounts in Thousands	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements		
	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	
Memoranda											
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25 percent of item 6):											
a. Mortgage servicing assets	G536	0	G537	0	G538	0	G539	0	G540	0	M.1.a.
b. Nontrading derivative assets	G541	388,000	G542	4,000	G543	0	G544	392,000	G545	0	M.1.b.
c. TEXT G546	G546	0	G547	0	G548	0	G549	0	G550	0	M.1.c.
d. TEXT G551	G551	0	G552	0	G553	0	G554	0	G555	0	M.1.d.
e. TEXT G556	G556	0	G557	0	G558	0	G559	0	G560	0	M.1.e.
f. TEXT G561	G561	0	G562	0	G563	0	G564	0	G565	0	M.1.f.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25 percent of item 13):											
a. Loan commitments (not accounted for as derivatives)	F261	0	F689	0	F697	0	F262	0	F263	0	M.2.a.
b. Nontrading derivative liabilities	G566	457,000	G567	4,000	G568	0	G569	461,000	G570	0	M.2.b.
c. TEXT G571	G571	0	G572	0	G573	0	G574	0	G575	0	M.2.c.
d. TEXT G576	G576	0	G577	0	G578	0	G579	0	G580	0	M.2.d.
e. TEXT G581	G581	0	G582	0	G583	0	G584	0	G585	0	M.2.e.
f. TEXT G586	G586	0	G587	0	G588	0	G589	0	G590	0	M.2.f.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 61 of 86 RC-45 Schedule RC-R—Regulatory Capital Part I. Regulatory Capital Components and Ratios Part I is to be completed on a consolidated basis. Dollar Amounts in Thousands RCOA Amount Common Equity Tier 1 Capital 1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares............................................................................................................................... P742 3,063,000 1. . Retained earnings KW00 2 (1)........................................................................................................................................................ 6,637,000 2. a. To be completed only by institutions that have adopted ASU 2016-13: Does your institution have a CECL transition election in effect as of the quarter-end report date? (enter “0” for No; enter “1” for Yes with a 3-year CECL transition election; RCOA enter “2” for Yes with a 5-year 2020 CECL transition election.) JJ29 0 2.a. RCOA Amount 3. Accumulated other comprehensive income (AOCI)................................................................................................................................................................... B530 (34,000) 3. 0=No RCOA a. AOCI opt-out election (enter “1” for Yes; enter “0” for No.) 1=Yes P838 0 3.a. RCOA Amount 4. Common equity tier 1 minority interest includable in common equity tier 1 capital.................................................................... P839 0 4. 5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4) P840 9,666,000 5. Common Equity Tier 1 Capital: Adjustments and Deductions 6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)............................................................................................................................ P841 0 6. 7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs.................................................................................................................................................................................................. P842 2,000 7. 8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs................................................................................................. P843 1,000 8. 9. AOCI-related adjustments (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f): a. LESS: Net unrealized gains (losses) on available-for-sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value) P844 NA 9.a. b. Not applicable c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)... P846 NA 9.c. d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)........................... P847 NA 9.d. e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value) P848 NA 9.e. f. To be completed only by institutions that entered “0” for No in item 3.a: LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relates to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value)...................................................................... P849 0 9.f. 1. Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in this item. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 62 of 86 RC-46 Schedule RC-R—Continued Part I—Continued Dollar Amounts in Thousands RCOA Amount 10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions: a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)... Q258 0 10.a. b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions..................................................................................................................................................................................... P850 0 10.b. 11. Not applicable 12. Subtotal (item 5 minus items 6 through 10.b)..................................................................................................................................................... P852 9,663,000 12. 13. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12... LB58 0 13. 14. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12 LB59 0 14. 15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12... LB60 0 15. 16. Not applicable 17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 P857 . capital (1) to cover deductions.......................................................................................................................... 0 17 18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17).............................................................................................. P858 0 18. 19. Common equity tier 1 capital (item 12 minus item 18) P859 9,663,000 19. Additional Tier 1 Capital 20. Additional tier 1 capital instruments plus related surplus.............................................................................................................................................. P860 0 20. 21. Non-qualifying capital instruments subject to phase-out from additional tier 1 capital................................................................................................................................... P861 0 21. 22. Tier 1 minority interest not included in common equity tier 1 capital........................................................................................................... P862 0 22. 23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)..................................................................................................................................... P863 0 23. 24. LESS: Additional tier 1 capital deductions...................................................................................................................................................................... P864 0 24. 25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)............................................................................................................................ P865 0 25. Tier 1 Capital 26. Tier 1 capital (sum of items 19 and 25)... 8274 9,663,000 26. Total Assets for the Leverage Ratio 27. Average total consolidated assets KW03 27 (2)... 36,263,000 . 28. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 13 through 15, 17, and certain elements of item 24—see instructions)........................................ P875 3,000 28. 29. LESS: Other deductions from (additions to) assets for leverage ratio purposes......................................................................................................................................... B596 0 29. 30. Total assets for the leverage ratio (item 27 minus items 28 and 29)......................................................................................................................................... A224 36,260,000 30. 1. An institution that has a CBLR framework election in effect as of the quarter-end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date. 2. Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 27. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 62 of 86
RC-46

Schedule RC-R—Continued

Part I—Continued

Dollar Amounts in Thousands	RCOA	Amount	
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:			
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	Q258	0	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions	P850	0	10.b.
11. Not applicable			
12. Subtotal (item 5 minus items 6 through 10.b)	P852	**9,663,000**	12.
13. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12	LB58	0	13.
14. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12	LB59	0	14.
15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12	LB60	0	15.
16. Not applicable			
17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital (1) to cover deductions	P857	0	17.
18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)	P858	**0**	18.
19. Common equity tier 1 capital (item 12 minus item 18)	P859	**9,663,000**	19.
Additional Tier 1 Capital			
20. Additional tier 1 capital instruments plus related surplus	P860	0	20.
21. Non-qualifying capital instruments subject to phase-out from additional tier 1 capital	P861	0	21.
22. Tier 1 minority interest not included in common equity tier 1 capital	P862	0	22.
23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	P863	**0**	23.
24. LESS: Additional tier 1 capital deductions	P864	0	24.
25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	P865	**0**	25.
Tier 1 Capital			
26. Tier 1 capital (sum of items 19 and 25)	8274	**9,663,000**	26.
Total Assets for the Leverage Ratio			
27. Average total consolidated assets (2)	KW03	**36,263,000**	27.
28. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 13 through 15, 17, and certain elements of item 24 - see instructions)	P875	**3,000**	28.
29. LESS: Other deductions from (additions to) assets for leverage ratio purposes	B596	0	29.
30. Total assets for the leverage ratio (item 27 minus items 28 and 29)	A224	**36,260,000**	30.

1. An institution that has a CBLR framework election in effect as of the quarter-end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date.
2. Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 27.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 64 of 86 RC-48 Schedule RC-R—Continued Part I—Continued If your institution entered “0” for No in item 31.a, complete items 39 through 55.b, as applicable, and Part II of Schedule RC-R. If your institution entered “1” for Yes in item 31.a, do not complete items 39 through 55.b or Part II of Schedule RC-R. Dollar Amounts in Thousands RCOA Amount Tier 2 Capital (1) 39. Tier 2 capital instruments plus related surplus..................................................................................................................................................................................................... P866 0 39. 40. Non-qualifying capital instruments subject to phase-out from tier 2 capital.............................................................................................. P867 0 40. 41. Total capital minority interest that is not included in tier 1 capital P868 0 41. . Allowance for loan and lease losses includable in tier 2 capital 5310 42 (2, 3)............................................................................................................................... 18,000 42. 43. Not applicable 44. Tier 2 capital before deductions (sum of items 39 through 42)....................................................................................... P870 18,000 44. 45. LESS: Tier 2 capital deductions......................................................................................................................................... P872 0 45. 46. Tier 2 capital (greater of item 44 minus item 45, or zero)......................................................................................................................................... 5311 18,000 46. Total Capital 47. Total capital (sum of items 26 and 46)......................................................................................................................................... 3792 9,681,000 47. Total Risk-Weighted Assets 48. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)......................................................................................................................................... A223 18,490,000 48. Risk-Based Capital Ratios * RCOA Percentage 49. Common equity tier 1 capital ratio (item 19 divided by item 48).............................................................................................................................. P793 52.2607% 49. 50. Tier 1 capital ratio (item 26 divided by item 48).............................................................................................................................. 7206 52.2607% 50. 51. Total capital ratio (item 47 divided by item 48).............................................................................................................................. 7205 52.3580% 51. Capital Buffer* 52. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments: a. Capital conservation buffer H311 44.3580% 52.a. RCOW b. Institutions subject to Category III capital standards only: Total applicable capital buffer............................................................................... H312 2.5000% 52.b. RCOA Amount 53. Eligible income H313 retained (4) NA 53. 54 Distributions and discretionary bonus payments during the quarter H314 . (5) NA 54. Supplementary Leverage Ratio* 55. Institutions subject to Category III capital standards only: Supplementary leverage ratio information: a. Total exposure H015 leverage (6) .................................................................................................................................................................... 38,942,000 55.a. Percentage b. Supplementary leverage ratio................................................................................................................................................................... H036 24.8138% 55.b. * Report each ratio as a percentage, rounded to four decimal places, e.g., 12.3456. 1. An institution that has a CBLR framework election in effect as of the quarter-end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date. 2. Institutions that have adopted ASU 2016-13 should report the amount of adjusted allowances for credit losses (AACL), as defined in the regu- latory capital rule, includable in tier 2 capital in item 42. 3. Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of AACL includable in tier 2 capital. See instructions for further detail on the CECL transition provisions. 4. Non-advanced approaches institutions other than Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to 2.5000 percent. Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to the amount reported in item 52.b above. 5. Non-advanced approaches institutions other than Category III institutions must complete item 54 only if the amount reported in Schedule RC- R, Part I, item 52.a, in the Call Report for the previous calendar quarter-end report date was less than or equal to 2.5000 percent. Category III institutions must complete item 54 only if the amount reported in Schedule RC-R, Part I, item 52.a, in the Call Report for the previous calendar quarter-end report date was less than or equal to the amount reported in Schedule RC-R, Part I, item 52.b, in the Call Report for that previous report date. 6. Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 55.a. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 65 of 86 Schedule RC-R—Continued RC-49 Part II. Risk-Weighted Assets Institutions that entered “1” for Yes in Schedule RC-R, Part I, item 31.a, do not have to complete Schedule RC-R, Part II. Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies’ regulatory capital rules (1) and not deducted from tier 1 or tier 2 capital. (Column A) (Column B) (Column C) (Column D) (Column E) (Column F) (Column G) (Column H) (Column I) (Column J) Totals From Adjustments Allocation by Risk-Weight Category Schedule to Totals RC Reported in 0% 2% 4% 10% 20% 50% 100% 150% Column A Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Balance Sheet Asset Categories (2) 1. Cash and balances due from depository RCON D957 RCON S396 RCON D958 RCON D959 RCON S397 RCON D960 RCON S398 institutions……………………………… 13,597,000 0 13,553,000 44,000 0 0 0 1. 2. Securities: a. Held-to-maturity RCON D961 RCON S399 RCON D962 RCON HJ74 RCON HJ75 RCON D963 RCON D964 RCON D965 RCON S400 securities (3)……………………………………………… 0 0 0 0 0 0 0 0 0 2.a. b. Available-for-sale debt securities and equity securities with readily determinable fair values RCON JA21 RCON S402 RCON D967 RCON HJ76 RCON HJ77 RCON D968 RCON D969 RCON D970 RCON S403 not held for trading……………………………………… 378,000 0 378,000 0 0 0 0 0 0 2.b. 3. Federal funds sold and securities purchased under agreements to resell: RCON D971 RCON D972 RCON D973 RCON S410 RCON D974 RCON S411 a. Federal funds sold………………. 0 0 0 0 0 0 3.a b. Securities purchased under agreements to RCON H171 RCON H172 resell……………………………………………….. 5,923,000 5,923,000 3.b 4. Loans and leases held for sale: a. Residential mortgage RCON S413 RCON S414 RCON H173 RCON S415 RCON S416 RCON S417 exposures……………………………………….. 0 0 0 0 0 0 4.a. b. High volatility commercial real estate RCON S419 RCON S420 RCON H174 RCON H175 RCON H176 RCON H177 RCON S421 exposures………………………… 0 0 0 0 0 0 0 4.b. 1. For national banks and federal savings associations, 12 CFR Part 3; for state member banks, 12 CFR Part 217; and for state nonmember banks and state savings associations 12 CFR Part 324. 2. All securitization exposures held as on-balance sheet assets of the reporting institution are to be excluded from items 1 through 8 and are to be reported instead in item 9. 3. Institutions that have adopted ASU 2016-13 and have reported held-to-maturity securities net of allowances for credit losses in item 2.a, column A, should report as a negative number in item 2.a, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit-deteriorated assets. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 66 of 86 RC-50 Schedule RC-R—Continued Part II—Continued (Column K) (Column L) (Column M) (Column N) (Column O) (Column P) (Column Q) (Column R) (Column S) Allocation by Risk-Weight Category Application of Other Risk- Weighting Approaches (1) 250% 300% 400% 600% 625% 937.5% 1250% Exposure Risk-Weighted Amount Asset Amount Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount Amount Balance Sheet Asset Categories (continued) 1. Cash and balances due from depository institutions…………………………………….. 1. 2. Securities: a. Held-to-maturity securities…………………………………………. 2.a. b. Available-for-sale debt securities and equity securities with readily determinable fair values RCON S405 RCON S406 RCON H271 RCON H272 not held for trading .................................................. 0 0 0 0 2.b. 3. Federal funds sold and securities purchased under agreements to resell: a. Federal funds sold…………………….. 3.a. b. Securities purchased under agreements to resell..……………………………………. 3.b 4. Loans and leases held for sale: a. Residential mortgage RCON H273 RCON H274 exposures………………………………………. 0 0 4.a. b. High volatility commercial real estate RCON H275 RCON H276 exposures…………………………………………. 0 0 4.b. 1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
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RC-50

Schedule RC-R—Continued

Part II—Continued

Dollar Amounts in Thousands	(Column K) 250% Amount	(Column L) 300% Amount	(Column M) 400% Amount	(Column N) 600% Amount	(Column O) 625% Amount	(Column P) 937.5% Amount	(Column Q) 1250% Amount	(Column R) Application of Other Risk-Weighting Approaches (1) Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches (1) Risk-Weighted Asset Amount	
Balance Sheet Asset Categories (continued)										
1. Cash and balances due from depository institutions										1.
2. Securities:										
a. Held-to-maturity securities										2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading		RCON S405 0		RCON S406 0				RCON H271 0	RCON H272 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:										
a. Federal funds sold										3.a.
b. Securities purchased under agreements to resell										3.b
4. Loans and leases held for sale:										
a. Residential mortgage exposures								RCON H273 0	RCON H274 0	4.a.
b. High volatility commercial real estate exposures								RCON H275 0	RCON H276 0	4.b.

1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 68 of 86 RC-52 Schedule RC-R—Continued Part II—Continued (Column K) (Column L) (Column M) (Column N) (Column O) (Column P) (Column Q) (Column R) (Column S) Allocation by Risk-Weight Category Application of Other Risk- Weighting Approaches (1) Exposure Risk-Weighted 250% 300% 400% 600% 625% 937.5% 1250% Amount Asset Amount Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount Amount 4. Loans and leases held for sale (continued): c. Exposures past due 90 days or more or RCON H277 RCON H278 nonaccrual on (2)…………………………………….. 0 0 4.c. d. All other RCON H279 RCON H280 exposures………………………………… 0 0 4.d. 5. Loans and leases held for investment: a. Residential mortgage RCON H281 RCON H282 exposures……………………………………….. 0 0 5.a. b. High volatility commercial real estate RCON H283 RCON H284 exposures…………………………………………………………………………….. 0 0 5.b. c. Exposures past due 90 days or more or on RCON H285 RCON H286 nonaccrual (3)……………………………………….. 0 0 5.c. RCON H287 RCON H288 d. All other exposures………………………….. 0 0 5.d. 6. LESS: Allowance for loan and lease losses………………………………….. 6. 1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties. 2. For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 3. For loans and leases held for investment, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 69 of 86 RC-53 Schedule RC-R—Continued Part II—Continued (Column A) (Column B) (Column C) (Column D) (Column E) (Column F) (Column G) (Column H) (Column I) (Column J) Totals From Adjustments Allocation by Risk-Weight Category Schedule to Totals RC Reported in 0% 2% 4% 10% 20% 50% 100% 150% Column A Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount RCON D976 RCON S466 RCON D977 RCON HJ86 RCON HJ87 RCON D978 RCON D979 RCON D980 RCON S467 7. Trading assets…………………………………. 0 0 0 0 0 0 0 0 0 7. RCON D981 RCON S469 RCON D982 RCON HJ88 RCON HJ89 RCON D983 RCON D984 RCON D985 RCON H185 8. All other assets (1, 2, 3)…………………………………… 2,496,000 728,000 105,000 0 0 53,000 1,000 1,144,000 9,000 8. a. Separate account bank-owned life insurance…………………………. 8.a. b. Default fund contributions to central counterparties……………………. 8.b. 1. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets. 2. Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should report as a positive number in item 8, column B, the applicable portion of the DTA transitional amount as determined in accordance with the 3-year or the 5-year 2020 CECL transitional amount, respectively. 3. Institutions that have adopted ASU 2016-13 and have reported any assets net of allowances for credit losses in item 8, column A, should report as a negative number in item 8, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit-deteriorated assets. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 70 of 86 RC-54 Schedule RC-R—Continued Part II—Continued (Column K) (Column L) (Column M) (Column N) (Column O) (Column P) (Column Q) (Column R) (Column S) Allocation by Risk-Weight Category Application of Other Risk- Weighting Approaches (1) Exposure Risk-Weighted 250% 300% 400% 600% 625% 937.5% 1250% Amount Asset Amount Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount Amount RCON H186 RCON H290 RCON H187 RCON H291 RCON H292 7. Trading assets…………………………………. 0 0 0 0 0 7. RCON H293 RCON H188 RCON S470 RCON S471 RCON H294 RCON H295 8. All other assets (2)…………………………………… 456,000 0 0 0 0 0 8. a. Separate account bank-owned life RCON H296 RCON H297 insurance……….…………..…………… 0 0 8.a. b. Default fund contributions to central RCON H298 RCON H299 counterparties………………………….. 0 0 8.b. 1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties. 2. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
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RC-54

Schedule RC-R—Continued

Part II—Continued

Dollar Amounts in Thousands	(Column K) 250% Amount	(Column L) 300% Amount	(Column M) 400% Amount	(Column N) 600% Amount	(Column O) 625% Amount	(Column P) 937.5% Amount	(Column Q) 1250% Amount	(Column R) Application of Other Risk-Weighting Approaches (1) Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches (1) Risk-Weighted Asset Amount	
		RCON H186	RCON H290	RCON H187				RCON H291	RCON H292	
7. Trading assets		0	0	0				0	0	7.
	RCON H293	RCON H188	RCON S470	RCON S471				RCON H294	RCON H295	
8. All other assets (2)	456,000	0	0	0				0	0	8.
a. Separate account bank-owned life insurance								RCON H296	RCON H297	
								0	0	8.a.
b. Default fund contributions to central counterparties								RCON H298	RCON H299	
								0	0	8.b.

1. Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties.
2. Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 72 of 86 RC-56 Schedule RC-R—Continued Part II—Continued (Column A) (Column B) (Column C) (Column D) (Column E) (Column F) (Column G) (Column H) (Column I) (Column J) Totals From Adjustments Allocation by Risk-Weight Category Schedule to Totals RC Reported in 0% 2% 4% 10% 20% 50% 100% 150% Column A Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount 11. Total balance sheet RCON 2170 RCON S500 RCON D987 RCON HJ90 RCON HJ91 RCON D988 RCON D989 RCON D990 RCON S503 assets (1)………………………………………………………………… 38,725,000 6,635,000 14,151,000 0 0 642,000 2,445,000 13,411,000 985,000 11. (Column K) (Column L) (Column M) (Column N) (Column O) (Column P) (Column Q) (Column R) Application of Other Risk-Allocation by Risk-Weight Category Weighting Approaches Exposure 250% 300% 400% 600% 625% 937.5% 1250% Amount Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount 11. Total balance sheet RCON S504 RCON S505 RCON S506 RCON S507 RCON S510 RCON H300 assets (1)…………...………………………………………………………… 456,000 0 0 0 0 0 11. 1. For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 73 of 86 RC-57 Schedule RC-R—Continued Part II—Continued (Column A) (Column B) (Column C) (Column D) (Column E) (Column F) (Column G) (Column H) (Column I) (Column J) Face, Notional, CCF (1) Credit or Other Equivalent Allocation by Risk-Weight Category Amount Amount (2) 0% 2% 4% 10% 20% 50% 100% 150% Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Derivatives, Off-Balance Sheet Items, and Other Items Subject to Risk Weighting (Excluding Securitization Exposures) (3) 12. Financial standby RCON D991 RCON D992 RCON D993 RCON HJ92 RCON HJ93 RCON D994 RCON D995 RCON D996 RCON S511 letters of credit…………………………………………………………………… 241,000 1.0 241,000 0 0 0 4,000 3,000 234,000 0 12. 13. Performance standby letters of credit and transaction-related RCON D997 RCON D998 RCON D999 RCON G603 RCON G604 RCON G605 RCON S512 contingent items…………………………………………………………………… 102,000 0.5 51,000 0 0 1,000 50,000 0 13. 14. Commercial and similar letters of credit with an original maturity of one year RCON G606 RCON G607 RCON G608 RCON HJ94 RCON HJ95 RCON G609 RCON G610 RCON G611 RCON S513 or less…………………………………………………………………… 0 0.2 0 0 0 0 0 0 0 0 14. 15. Retained recourse on small business obligations sold RCON G612 RCON G613 RCON G614 RCON G615 RCON G616 RCON G617 RCON S514 with recourse…………………………………………………………………… 0 1.0 0 0 0 0 0 0 15. 1. Credit conversion factor. 2. Column A multiplied by credit conversion factor. For each of items 12 through 21, the sum of columns C through J plus column R must equal column B. 3. All derivatives and off-balance sheet items that are securitization exposures are to be excluded from items 12 through 21 and are to be reported instead in item 10. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
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RC-57

Schedule RC-R—Continued

Part II—Continued

Dollar Amounts in Thousands	(Column A) Face, Notional, or Other Amount	CCF (1)	(Column B) Credit Equivalent Amount (2)	(Column C) Allocation by Risk-Weight Category 0%	(Column D) 2%	(Column E) 4%	(Column F) 10%	(Column G) 20%	(Column H) 50%	(Column I) 100%	(Column J) 150%	
	Amount		Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	
Derivatives, Off-Balance Sheet Items, and Other Items Subject to Risk Weighting (Excluding Securitization Exposures) (3)												
12. Financial standby letters of credit	RCON D991 **241,000**	1.0	RCON D992 **241,000**	RCON D993 0	RCON HJ92 0	RCON HJ93 0		RCON D994 4,000	RCON D995 3,000	RCON D996 234,000	RCON S511 0	12.
13. Performance standby letters of credit and transaction-related contingent items	RCON D997 **102,000**	0.5	RCON D998 **51,000**	RCON D999 0				RCON G603 0	RCON G604 1,000	RCON G605 50,000	RCON S512 0	13.
14. Commercial and similar letters of credit with an original maturity of one year or less	RCON G606 **0**	0.2	RCON G607 **0**	RCON G608 0	RCON HJ94 0	RCON HJ95 0		RCON G609 0	RCON G610 0	RCON G611 0	RCON S513 0	14.
15. Retained recourse on small business obligations sold with recourse	RCON G612 **0**	1.0	RCON G613 **0**	RCON G614 0				RCON G615 0	RCON G616 0	RCON G617 0	RCON S514 0	15.

1. Credit conversion factor.
2. Column A multiplied by credit conversion factor. For each of items 12 through 21, the sum of columns C through J plus column R must equal column B.
3. All derivatives and off-balance sheet items that are securitization exposures are to be excluded from items 12 through 21 and are to be reported instead in item 10.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 75 of 86 RC-59 Schedule RC-R—Continued Part II—Continued (Column O) (Column P) (Column Q) (Column R) (Column S) Application of Other Risk-Allocation by Risk-Weight Category Weighting Approaches (1) Credit Equivalent Risk-Weighted 625% 937.5% 1250% Amount Asset Amount Dollar Amounts in Thousands Amount Amount Amount Amount Amount 16. Repo-style RCON H301 RCON H302 transactions (2)……….…………………………...……………………...…………….…………...…………….….… 0 0 16. 17. All other off-balance sheet liabilities……………..…….…………………...…………….………………………… 17. 18. Unused commitments (exclude unused commitments to asset-backed commercial paper conduits): a. Original maturity of RCON H303 RCON H304 one year or less………………….…………………………...…………….……………………. 0 0 18.a. b. Original maturity exceeding one RCON H307 RCON H308 year…………………….…………………………...…………….……………………. 0 0 18.b. 19. Unconditionally cancelable commitments………………………………………….…………...…………….…………… 19. 20. Over-the-counter RCON H309 RCON H310 derivatives…………………………………………………...…………….………………...… 0 0 20. 21. Centrally cleared derivatives………………………………………………………………...…………….….… 21. 22. Unsettled transactions RCON H198 RCON H199 RCON H200 (failed trades) (3)………………………………………………...…………….……………… 0 0 0 22. 1. Includes, for example, exposures collateralized by securitization exposures or mutual funds. 2. Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent. 3. For item 22, the sum of columns C through Q must equal column A. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 76 of 86 RC-60 Schedule RC-R—Continued Part II—Continued (Column C) (Column D) (Column E) (Column F) (Column G) (Column H) (Column I) (Column J) Allocation by Risk-Weight Category 0% 2% 4% 10% 20% 50% 100% 150% Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount Amount 23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items RCON G630 RCON S558 RCON S559 RCON S560 RCON G631 RCON G632 RCON G633 RCON S561 10 through 22)…………………………………………………………………… 14,235,000 796,000 0 0 764,000 2,537,000 14,434,000 985,000 23. 24. Risk-weight factor…………………………………………………………………… X 0% X 2% X 4% X 10% X 20% X 50% X 100% X 150% 24. 25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by RCON G634 RCON S569 RCON S570 RCON S571 RCON G635 RCON G636 RCON G637 RCON S572 item 24)…………………………………………………………………… 0 16,000 0 0 153,000 1,269,000 14,434,000 1,478,000 25. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 77 of 86 RC-61 Schedule RC-R—Continued Part II—Continued (Column K) (Column L) (Column M) (Column N) (Column O) (Column P) (Column Q) Allocation by Risk-Weight Category 250% 300% 400% 600% 625% 937.5% 1250% Dollar Amounts in Thousands Amount Amount Amount Amount Amount Amount Amount 23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk- weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items RCON S562 RCON S563 RCON S564 RCON S565 RCON S566 RCON S567 RCON S568 10 through 22) …………………………………………………………………………………………. 456,000 0 0 0 0 0 0 23. 24. Risk-weight factor……………………………………………………………………………………… X 250% X 300% X 400% X 600% X 625% X 937.5% X 1250% 24. 25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by RCON S573 RCON S574 RCON S575 RCON S576 RCON S577 RCON S578 RCON S579 item 24)…………………………………………………………………………………………………. 1,140,000 0 0 0 0 0 0 25. Totals Dollar Amounts in Thousands RCON Amount 26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold (1)………………………………….………………………… S580 18,490,000 26. 27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rules)……………………………...……………………...….………… S581 0 27. 28. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (2, 3)………………………..…………………….. B704 18,490,000 28. 29. LESS: Excess allowance for loan and lease losses (4, 5)……………………………………………………………………………………………………………………………………………….. A222 0 29. 30. LESS: Allocated transfer risk reserve………………………………………………………………………………………………………………………………………………………………… 3128 0 30. 31. Total risk-weighted assets (item 28 minus items 29 and 30)……………………………………………………………………………………………………………………………………. G641 18,490,000 31. 1. For institutions that have adopted ASU 2016-13, the risk-weighted assets base reported in item 26 is for purposes of calculating the adjusted allowances for credit losses (AACL) 1.25 percent threshold. 2. Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable). 3. For institutions that have adopted ASU 2016-13, the risk-weighted assets reported in item 28 represents the amount of risk-weighted assets before deductions for excess AACL and allocated transfer risk reserve. 4. Institutions that have adopted ASU 2016-13 should report the excess AACL. 5. Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of excess AACL. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
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RC-62

Schedule RC-R—Continued

Part II—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Amount	
1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	G642	388,000	M.1.

	With a remaining maturity of						
	(Column A) One year or less		(Column B) Over one year through five years		(Column C) Over five years		
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	
2. Notional principal amounts of over-the-counter derivative contracts:							
a. Interest rate	S582	168,000	S583	228,000	S584	104,000	M.2.a.
b. Foreign exchange rate and gold	S585	0	S586	0	S587	0	M.2.b.
c. Credit (investment grade reference asset)	S588	0	S589	0	S590	0	M.2.c.
d. Credit (non-investment grade reference asset)	S591	0	S592	0	S593	0	M.2.d.
e. Equity	S594	0	S595	0	S596	0	M.2.e.
f. Precious metals (except gold)	S597	0	S598	0	S599	0	M.2.f.
g. Other	S600	0	S601	0	S602	0	M.2.g.
3. Notional principal amounts of centrally cleared derivative contracts:							
a. Interest rate	S603	5,796,000	S604	13,317,000	S605	3,155,000	M.3.a.
b. Foreign exchange rate and gold	S606	0	S607	0	S608	0	M.3.b.
c. Credit (investment grade reference asset)	S609	0	S610	0	S611	0	M.3.c.
d. Credit (non-investment grade reference asset)	S612	0	S613	0	S614	0	M.3.d.
e. Equity	S615	0	S616	0	S617	0	M.3.e.
f. Precious metals (except gold)	S618	0	S619	0	S620	0	M.3.f.
g. Other	S621	0	S622	0	S623	0	M.3.g.

Dollar Amounts in Thousands	RCON	Amount	
4. Amount of allowances for credit losses on purchased credit-deteriorated assets: [1]			
a. Loans and leases held for investment	JJ30	0	M.4.a.
b. Held-to-maturity debt securities	JJ31	0	M.4.b.
c. Other financial assets measured at amortized cost	JJ32	0	M.4.c.

1. Memorandum items 4.a through 4.c should be completed only by institutions that have adopted ASU 2016-13.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
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RC-63

Schedule RC-S—Servicing, Securitization, and Asset Sale Activities

Dollar Amounts in Thousands	(Column A) 1–4 Family Residential Loans RCON	Amount	(Column B to Column F) Not applicable RCON	Amount	(Column G) All Other Loans, All Leases, and All Other Assets RCON	Amount	
Bank Securitization Activities							
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	B705	0			B711	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1	HU09	0			HU15	0	2.
3. Not applicable							
4. Past due loan amounts included in item 1:							
a. 30–89 days past due	B733	0			B739	0	4.a.
b. 90 days or more past due	B740	0			B746	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):	RIAD				RIAD		
a. Charge-offs	B747	0			B753	0	5.a.
b. Recoveries	B754	0			B760	0	5.b.
Item 6 is to be completed by banks with $10 billion or more in total assets. (1)							
6. Total amount of ownership (or seller's) interest carried as securities or loans					RCON HU19	0	6.
7. and 8. Not applicable							
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions							
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCON B776	0			B782	0	9.
Item 10 is to be completed by banks with $10 billion or more in total assets (1)							
10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures	B783	0			B789	0	10.
Bank Asset Sales							
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	B790	0			B796	0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	B797	0			B803	0	12.

1. The $10 billion asset-size test is based on the total assets reported on the *June 30, 2022*, Report of Condition.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 80 of 86 Schedule RC-S—Continued RC-64 Memoranda Dollar Amounts in Thousands RCON Amount 1. Not applicable 2. Outstanding principal balance of assets serviced for others (includes participations serviced for others): a. Closed-end 1–4 family residential mortgages serviced with recourse or other servicer-provided credit enhancement...................................................................................................................................... B804 0 M.2.a. b. Closed-end 1–4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancement............................................................................................................................................ B805 0 M.2.b. c. Other financial assets (includes home equity lines) A591 (1)............................................................................................................................................................................................ 0 M.2.c. d. 1–4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans) F699 0 M.2.d. Memorandum item 3 is to be completed by banks with $10 billion or more in total assets. (2) 3. Asset-backed commercial paper conduits: a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements: (1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company........................................................................................................................ B806 0 M.3.a.(1) (2) Conduits sponsored by other unrelated institutions.............................................................................................................................................................................................. B807 0 M.3.a.(2) b. Unused commitments to provide liquidity to conduit structures: (1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company............................................................................................................... B808 0 M.3.b.(1) (2) Conduits sponsored by other unrelated institutions.............................................................................................................................................................................................. B809 0 M.3.b.(2) 4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column G C407 (2), (3)........................................................................................................................................................................................... 0 M.4. __________ 1. Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million. 2. The $10 billion asset-size test is based on the total assets reported on the June 30, 2022, Report of Condition. 3. Memorandum item 4 is to be completed by banks with $10 billion or more in total assets that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 81 of 86
RC-65

Schedule RC-T—Fiduciary and Related Services

	RCON	Yes		No	
1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T.)	A345	x			1.
2. Does the institution exercise the fiduciary powers it has been granted?	A346	x			2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.)	B867	x			3.

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31 report date) or with gross fiduciary and related services income greater than 10 percent of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

- Items 4 through 22 and Memorandum item 3 quarterly,
- Items 23 through 26 annually with the December report, and
- Memorandum items 1, 2, and 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) less than or equal to $250 million (as of the preceding December 31 report date) that do not meet the fiduciary income test for quarterly reporting must complete:

- Items 4 through 13 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.
- Institutions with total fiduciary assets greater than $100 million but less than or equal to $250 million (as of the preceding December 31 report date) that do not meet the fiduciary income test for quarterly reporting must also complete Memorandum item 4 annually with the December report.

Dollar Amounts in Thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts	
	Amount	Amount	Number	Number	
Fiduciary and Related Assets	RCON B868	RCON B869	RCON B870	RCON B871	
4. Personal trust and agency accounts	0	4,000	2	2	4.
5. Employee benefit and retirement-related trust and agency accounts:					
	RCON B872	RCON B873	RCON B874	RCON B875	
a. Employee benefit—defined contribution	2,000	0	1	0	5.a.
	RCON B876	RCON B877	RCON B878	RCON B879	
b. Employee benefit—defined benefit	8,000	0	3	0	5.b.
	RCON B880	RCON B881	RCON B882	RCON B883	
c. Other employee benefit and retirement-related accounts	133,000	0	124	1	5.c.
	RCON B884	RCON B885	RCON C001	RCON C002	
6. Corporate trust and agency accounts	0	82,131,000	0	17,830	6.
	RCON B886	RCON J253	RCON B888	RCON J254	
7. Investment management and investment advisory agency accounts	13,461,000	61,000	2,722	28	7.
	RCON J255	RCON J256	RCON J257	RCON J258	
8. Foundation and endowment trust and agency accounts	613,000	0	39	0	8.
	RCON B890	RCON B891	RCON B892	RCON B893	
9. Other fiduciary accounts	0	0	0	0	9.
	RCON B894	RCON B895	RCON B896	RCON B897	
10. Total fiduciary accounts (sum of items 4 through 9)	**14,217,000**	**82,196,000**	**2,891**	**17,861**	10.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 82 of 86
RC-66

Schedule RC-T—Continued

Dollar Amounts in Thousands	(Column A) Managed Assets Amount	(Column B) Non-Managed Assets Amount	(Column C) Number of Managed Accounts Number	(Column D) Number of Non-Managed Accounts Number	
		RCON B898		RCON B899	
11. Custody and safekeeping accounts		27,067,000		3,299	11.
12. Not applicable					
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCON J259 129,000	RCON J260 390,000	RCON J261 122	RCON J262 479	13.

Dollar Amounts in Thousands	RIAD	Amount	
Fiduciary and Related Services Income			
14. Personal trust and agency accounts	B904	0	14.
15. Employee benefit and retirement-related trust and agency accounts:			
a. Employee benefit—defined contribution	B905	0	15.a.
b. Employee benefit—defined benefit	B906	0	15.b.
c. Other employee benefit and retirement-related accounts	B907	1,000	15.c.
16. Corporate trust and agency accounts	A479	244,000	16.
17. Investment management and investment advisory agency accounts	J315	23,000	17.
18. Foundation and endowment trust and agency accounts	J316	2,000	18.
19. Other fiduciary accounts	A480	0	19.
20. Custody and safekeeping accounts	B909	9,000	20.
21. Other fiduciary and related services income	B910	0	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	4070	**279,000**	22.
23. Less: Expenses	C058	143,000	23.
24. Less: Net losses from fiduciary and related services	A488	0	24.
25. Plus: Intracompany income credits for fiduciary and related services	B911	0	25.
26. Net fiduciary and related services income	A491	**136,000**	26.

Memoranda	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts		
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	
1. Managed assets held in fiduciary accounts:							
a. Noninterest-bearing deposits	J263	(28,000)	J264	0	J265	0	M.1.a.
b. Interest-bearing deposits	J266	318,000	J267	3,000	J268	5,000	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	J269	737,000	J270	14,000	J271	67,000	M.1.c.
d. State, county, and municipal obligations	J272	1,854,000	J273	0	J274	12,000	M.1.d.
e. Money market mutual funds	J275	570,000	J276	3,000	J277	26,000	M.1.e.
f. Equity mutual funds	J278	1,153,000	J279	35,000	J280	57,000	M.1.f.
g. Other mutual funds	J281	638,000	J282	18,000	J283	23,000	M.1.g.
h. Common trust funds and collective investment funds	J284	845,000	J285	0	J286	0	M.1.h.
i. Other short-term obligations	J287	660,000	J288	2,000	J289	18,000	M.1.i.
j. Other notes and bonds	J290	1,945,000	J291	24,000	J292	212,000	M.1.j.
k. Investments in unregistered funds and private equity investments	J293	64,000	J294	1,000	J295	1,000	M.1.k.

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 83 of 86
RC-67

Schedule RC-T—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	(Column A) Personal Trust and Agency and Investment Management Agency Accounts Amount	RCON	(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts Amount	RCON	(Column C) All Other Accounts Amount	
1. l. Other common and preferred stocks	J296	4,253,000	J297	43,000	J298	192,000	M.1.l.
m. Real estate mortgages	J299	0	J300	0	J301	0	M.1.m.
n. Real estate	J302	44,000	J303	0	J304	0	M.1.n.
o. Miscellaneous assets	J305	408,000	J306	0	J307	0	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	J308	**13,461,000**	J309	**143,000**	J310	**613,000**	M.1.p.

Dollar Amounts in Thousands	RCON	(Column A) Managed Assets Amount	RCON	(Column B) Number of Managed Accounts Number	
1. q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	J311	226,000	J312	2,036	M.1.q.

Dollar Amounts in Thousands	RCON	(Column A) Number of Issues Number	(Column B) Principal Amount Outstanding Amount	
2. Corporate trust and agency accounts:			RCON B928	
a. Corporate and municipal trusteeships	B927	6,102	1,179,867,000	M.2.a.
			RCON J314	
(1) Issues reported in Memorandum item 2.a that are in default	J313	322	25,636,000	M.2.a.(1)
b. Transfer agent, registrar, paying agent, and other corporate agency	B929	21,482		M.2.b.

Memorandum items 3.a through 3.h are to be completed by banks with collective investment funds and common trust funds with a total market value of $1 billion or more as of the preceding December 31 report date.

Memorandum item 3.h only is to be completed by banks with collective investment funds and common trust funds with a total market value of less than $1 billion as of the preceding December 31 report date.

Dollar Amounts in Thousands	RCON	(Column A) Number of Funds Number	RCON	(Column B) Market Value of Fund Assets Amount	
3. Collective investment funds and common trust funds					
a. Domestic equity	B931	3	B932	396,000	M.3.a.
b. International/Global equity	B933	1	B934	165,000	M.3.b.
c. Stock/Bond blend	B935	0	B936	0	M.3.c.
d. Taxable bond	B937	1	B938	99,000	M.3.d.
e. Municipal bond	B939	1	B940	184,000	M.3.e.
f. Short-term investments/Money market	B941	0	B942	0	M.3.f.
g. Specialty/Other	B943	0	B944	0	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	B945	**6**	B946	**844,000**	M.3.h.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 84 of 86 RC-68 Schedule RC-T—Continued Memoranda—Continued (Column A) (Column B) (Column C) Gross Losses Gross Losses Recoveries Managed Non-Managed Accounts Accounts Dollar Amounts in Thousands RIAD Amount RIAD Amount RIAD Amount 4. Fiduciary settlements, surcharges, and other losses: a. Personal trust and agency accounts……………………….…………........................................ B947 0 B948 0 B949 0 M.4.a. b. Employee benefit and retirement-related trust and agency accounts……………..…………..…………..…………..…………............................... B950 0 B951 0 B952 0 M.4.b. c. Investment management and investment advisory agency accounts……………..…………..…………..…………..…………................................... B953 0 B954 0 B955 0 M.4.c. d. Other fiduciary accounts and related services……………………….…................................ B956 0 B957 0 B958 0 M.4.d. e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)……………………………………..…………........................................ B959 0 B960 0 B961 0 M.4.e. Person to whom questions about Schedule RC-T—Fiduciary and Related Services should be directed: Scott Iacono, Director Name and Title (TEXT B962) Scott.Iacono@db.com E-mail Address (TEXT B926) 212-250-8948 Area Code / Phone Number / Extension (TEXT B963) 212-797-0541 Area Code / FAX Number (TEXT B964) 06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 85 of 86
RC-69

Schedule RC-V—Variable Interest Entities (1)

Dollar Amounts in Thousands	(Column A) Securitization Vehicles RCON	Amount	(Column B) Other VIEs RCON	Amount	
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:					
a. Cash and balances due from depository institutions	J981	0	JF84	0	1.a.
b. Securities not held for trading	HU20	0	HU21	0	1.b.
c. Loans and leases held for investment, net of allowance, and held for sale	HU22	0	HU23	0	1.c.
d. Other real estate owned	K009	0	JF89	0	1.d.
e. Other assets	JF91	0	JF90	0	1.e.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:					
a. Other borrowed money	JF92	0	JF85	0	2.a.
b. Other liabilities	JF93	0	JF86	0	2.b.
3. All other assets of consolidated VIEs (not included in items 1.a through 1.e above)	K030	0	JF87	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a and 2.b above)	K033	0	JF88	0	4.

Dollar Amounts in Thousands	RCON	Amount	
5. Total assets of asset-backed commercial paper (ABCP) conduit VIEs	JF77	0	5.
6. Total liabilities of ABCP conduit VIEs	JF78	0	6.

1. Institutions that have adopted ASU 2016-13 should report assets net of any applicable allowance for credit losses.

DEUTSCHE BANK TRUST COMPANY AMERICAS 00623 New York, NY 10019 FFIEC 041 Page 86 of 86 RC-70 Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Consolidated Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Consolidated Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g; Schedule RC-C, Part I, Memorandum items 17.a and 17.b; Schedule RC-O, Memorandum items 6 through 9, 14, 15, and 18; and Schedule RC-P, items 7.a and 7.b, is regarded as confidential and will not be made available to the public on an individual institution basis. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.” The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public. All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy. If, subsequent to the original submission, material changes are submitted for the data reported in the Consolidated Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement appropriate to the amended data. The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK. Comments? RCON Yes No 6979 x BANK MANAGEMENT STATEMENT (please type or print clearly; 750 character limit): (TEXT 6980) 06/2012